UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS VARIABLE INSURANCE TRUST II
(Names of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

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MFS® VARIABLE INSURANCE TRUST II

MFS® Blended Research Core Equity Portfolio

MFS® Blended Research Growth Portfolio

MFS® Blended Research Value Portfolio

MFS® Bond Portfolio

MFS® Core Equity Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Global Governments Portfolio

MFS® Global Growth Portfolio

MFS® Global Research Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Government Securities Portfolio

MFS® Growth Portfolio

MFS® High Yield Portfolio

MFS® International Growth Portfolio

MFS® International Value Portfolio

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Mid Cap Growth Portfolio

MFS® Money Market Portfolio

MFS® New Discovery Portfolio

MFS® Research International Portfolio

MFS® Strategic Income Portfolio

MFS® Technology Portfolio

MFS® Total Return Portfolio

MFS® Utilities Portfolio

MFS® Value Portfolio

500 Boylston Street, Boston, Massachusetts 02116

Dear Variable Contract Owner:

You are receiving this notice because you are the owner (a “Contract Owner”) of a variable annuity contract or variable life insurance policy (the “variable contract”) issued by an insurance company (each, a “Company” and collectively, the “Companies”) that is invested in shares of certain of the above-mentioned portfolios (each a “Portfolio” or collectively, the “Portfolios”) of the MFS Variable Insurance Trust II (the “Trust”) to support contract values or fund benefits payable under your variable contract.

On December 1, 2011, there will be a Special Meeting of the Portfolios to consider certain important proposals relating to the operation of the Portfolios.

As record owners of the Portfolios’ shares, the Companies have been asked to elect new Trustees, to approve a new investment advisory agreement between the Trust, on behalf of each Portfolio, and Massachusetts Financial Services Company (“MFS”), and to approve certain restated fundamental investment restrictions of each Portfolio. In connection with these proposals, you are being asked to provide instructions to the Companies as to how they should vote on the proposals.

In May 2011, MFS recommended that the Trustees consider and approve a plan for the transition of the oversight and supervision of the Trust to a new Board of Trustees. Your Trustees have nominated ten individuals for election as Trustee (“Nominees”), each of whom currently serves as a board member of 107 funds within the MFS fund complex. MFS and the Board believe that (i) a single Board overseeing all of the funds within the MFS fund complex may provide future opportunities for operational efficiencies which may reduce Portfolio expenses for the benefit of Contract Owners; and (ii) realigning the Boards into one Board may reduce certain fund expenses, such as costs associated with preparing for and holding Board meetings.

In connection with the Board’s consideration to nominate each Nominee and to hold a shareholder meeting, MFS proposed a new investment advisory agreement to modernize and standardize multiple agreements into one master agreement, and proposed restatements of certain fundamental investment restrictions of the Portfolios to modernize and standardize such restrictions, each of which cannot be changed without shareholder approval.

After careful consideration, the Trustees have unanimously determined that MFS’ proposals would be in the best interest of each Portfolio, its shareholders, and the Contract Owners. For this reason, the Trustees recommend that you provide voting instructions for the Companies to vote FOR the proposals by completing the enclosed Voting Instruction Form, or voting by phone or internet as described on the Voting Instruction Form. The proposals are described in the enclosed Proxy Statement. For your convenience, summaries of the proposals are included in a table at the beginning of the Proxy Statement. You should read both thoroughly before voting.

As a Contract Owner of record at the close of business on September 23, 2011 (the “Record Date”), you have the right to instruct your Company as to the manner in which shares of the Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement for each Portfolio is attached to this Notice and describes the matters to be voted upon at the Special Meeting or any adjournments thereof. For your voting instructions to be counted, D.F. King & Co. Inc., the Trust’s proxy solicitor, must receive them by 10:00 a.m., E.T., on December 1, 2011.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Voting Instruction Form. For more information, please call (800) 628-8510. I thank you for your prompt attention to this matter.

Sincerely,

Maria F. DiOrioDwyer President MFS Variable Insurance Trust II

MFS® Blended Research Core Equity Portfolio

MFS® Blended Research Growth Portfolio

MFS® Blended Research Value Portfolio

MFS® Bond Portfolio

MFS® Core Equity Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Global Governments Portfolio

MFS® Global Growth Portfolio

MFS® Global Research Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Government Securities Portfolio

MFS® Growth Portfolio

MFS® High Yield Portfolio

MFS® International Growth Portfolio

MFS® International Value Portfolio

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Mid Cap Growth Portfolio

MFS® Money Market Portfolio

MFS® New Discovery Portfolio

MFS® Research International Portfolio

MFS® Strategic Income Portfolio

MFS® Technology Portfolio

MFS® Total Return Portfolio

MFS® Utilities Portfolio

MFS® Value Portfolio

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON

DECEMBER 1, 2011

THE PROXY STATEMENT IS AVAILABLE AT

www.MFS.com

MFS® VARIABLE INSURANCE TRUST II

(the “Trust”)

MFS® Blended Research Core Equity Portfolio

MFS® Blended Research Growth Portfolio

MFS® Blended Research Value Portfolio

MFS® Bond Portfolio

MFS® Core Equity Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Global Governments Portfolio

MFS® Global Growth Portfolio

MFS® Global Research Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Government Securities Portfolio

MFS® Growth Portfolio

MFS® High Yield Portfolio

MFS® International Growth Portfolio

MFS® International Value Portfolio

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Mid Cap Growth Portfolio

MFS® Money Market Portfolio

MFS® New Discovery Portfolio

MFS® Research International Portfolio

MFS® Strategic Income Portfolio

MFS® Technology Portfolio

MFS® Total Return Portfolio

MFS® Utilities Portfolio

MFS® Value Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

500 Boylston Street, Boston, Massachusetts 02116

Notice of a Special Meeting of Shareholders

To be held on December 1, 2011

A Special Meeting of Shareholders of each of the Portfolios will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on Thursday, December 1, 2011, for the following purposes:

ITEM 1.	To elect a board of ten trustees of the MFS Variable Insurance Trust II (the “Trust”), nine of whom are independent of the Trust’s investment adviser, effective January 1, 2012;

ITEM 2.	To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of each Portfolio, and Massachusetts Financial Services Company (“MFS”);

ITEM 3.	To approve restatements to certain fundamental investment restrictions of each Portfolio effective January 1, 2012; and

ITEM 4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1, 2, and 3.

Only the Trust’s shareholders of record on September 23, 2011 will be entitled to receive notice of and to vote at the Trust’s Meeting of Shareholders or any adjournment(s) or postponement(s) thereof. Each Portfolio will hold its meeting simultaneously with the other Portfolios. Shareholders of all Portfolios will vote together as a single class with respect to Item 1 and shareholders of each Portfolio will vote as a separate class of each Portfolio with respect to Items 2 and 3.

By order of the Board of Trustees

SUSAN S. NEWTON
Susan S. Newton
Assistant Secretary and Assistant Clerk

October 17, 2011

Insurance companies (each a “Company” and collectively, the “Companies”) that are invested in shares of certain of the above-mentioned Portfolios (each a “Portfolio” or collectively, the “Portfolios”) of the MFS Variable Insurance Trust II under your variable contract through one or more of their respective separate accounts to support contract values or fund benefits payable under your variable contract are the shareholders of the Portfolios. However, the Companies hereby solicit, and will vote the shares of each Portfolio at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to a separate account invested in such shares. The Companies will vote their shares of each Portfolio in proportion (for, against or abstain) to those for which the Companies collectively receive timely instructions from persons entitled to give voting instructions.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY 10:00 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION BY THE TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® VARIABLE INSURANCE TRUST II

MFS® Blended Research Core Equity Portfolio

MFS® Blended Research Growth Portfolio

MFS® Blended Research Value Portfolio

MFS® Bond Portfolio

MFS® Core Equity Portfolio

MFS® Emerging Markets Equity Portfolio

MFS® Global Governments Portfolio

MFS® Global Growth Portfolio

MFS® Global Research Portfolio

MFS® Global Tactical Allocation Portfolio

MFS® Government Securities Portfolio

MFS® Growth Portfolio

MFS® High Yield Portfolio

MFS® International Growth Portfolio

MFS® International Value Portfolio

MFS® Massachusetts Investors Growth Stock Portfolio

MFS® Mid Cap Growth Portfolio

MFS® Money Market Portfolio

MFS® New Discovery Portfolio

MFS® Research International Portfolio

MFS® Strategic Income Portfolio

MFS® Technology Portfolio

MFS® Total Return Portfolio

MFS® Utilities Portfolio

MFS® Value Portfolio

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the current Board of Trustees (the “Board”) of the MFS Variable Insurance Trust II (the “Trust”), of which each of the above-referenced portfolios (each, a “Portfolio” and collectively, the “Portfolios”) is a series, to be used at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 10:30 a.m., on December 1, 2011, at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of the Meeting (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.” If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, D.F. King & Co., Inc. (“D.F. King”), or delivered at a Meeting.

Solicitation of proxies is being made by the mailing of the Notice and Proxy Statement with its enclosures on or about October 17, 2011. Shareholders of record at the close of business on September 23, 2011 will be entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. On September 23, 2011, the following number of shares were outstanding for the Portfolios:

Portfolios	# of Initial Class Shares Outstanding	# of Service Class Shares Outstanding
MFS Blended Research Core Equity Portfolio	[TBU]	[TBU]
MFS Blended Research Growth Portfolio	[TBU]	[TBU]
MFS Blended Research Value Portfolio	[TBU]	[TBU]
MFS Bond Portfolio	[TBU]	[TBU]
MFS Core Equity Portfolio	[TBU]	[TBU]
MFS Emerging Markets Equity Portfolio	[TBU]	[TBU]
MFS Global Governments Portfolio	[TBU]	[TBU]
MFS Global Growth Portfolio	[TBU]	[TBU]
MFS Global Research Portfolio	[TBU]	[TBU]
MFS Global Tactical Allocation Portfolio	[TBU]	[TBU]
MFS Government Securities Portfolio	[TBU]	[TBU]
MFS Growth Portfolio	[TBU]	[TBU]
MFS High Yield Portfolio	[TBU]	[TBU]
MFS International Growth Portfolio	[TBU]	[TBU]
MFS International Value Portfolio	[TBU]	[TBU]
MFS Massachusetts Investors Growth Stock Portfolio	[TBU]	[TBU]

MFS Mid Cap Growth Portfolio	[TBU]	[TBU]
MFS Money Market Portfolio	[TBU]	[TBU]
MFS New Discovery Portfolio	[TBU]	[TBU]
MFS Research International Portfolio	[TBU]	[TBU]
MFS Strategic Income Portfolio	[TBU]	[TBU]
MFS Technology Portfolio	[TBU]	[TBU]
MFS Total Return Portfolio	[TBU]	[TBU]
MFS Utilities Portfolio	[TBU]	[TBU]
MFS Value Portfolio	[TBU]	[TBU]

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company (“MFS”), the Trust’s investment adviser and administrator, may solicit proxies in person or by telephone.

The Trust has engaged D.F. King to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $477,539, which may increase in the event that any vote is contested or increased solicitation efforts are required. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation will be borne entirely by MFS.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings To Be Held on December 1, 2011.

The proxy statement is available at www.MFS.com. Directions to the meetings in order to vote in person are available by telephoning toll-free (800) 225-2606.

A copy of the Trust’s most recent annual report and semi-annual report may be obtained without charge at insurancefunds.mfs.com or by contacting the insurance or annuity company through which you purchased your variable contract (if you are a contract owner) or by telephoning toll-free (800) 225-2606.

Summary of Items*		Portfolios
ITEM 1.	To elect a board of ten trustees of the MFS Variable Insurance Trust II (the “Trust”), nine of whom are independent of the Trust’s investment adviser, effective January 1, 2012.	All Portfolios Together

ITEM 2.	To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of each Portfolio, and MFS.	Each Portfolio Separately

ITEM 3.	To approve restatements to certain fundamental investment restrictions of each Portfolio effective January 1, 2012.

	A. Borrowing.	Each Portfolio Separately

	B. Underwriting Securities.	Each Portfolio Separately

	C. Issuance of Senior Securities.	Each Portfolio Separately

	D. Lending of Money or Securities.	Each Portfolio Separately

	E. Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities.	Each Portfolio Separately

F. Industry Concentration.

i.       Each Portfolio Separately, except

MFS Technology Portfolio,

MFS Utilities Portfolio and

MFS Money Market Portfolio

ii.a.  MFS Technology Portfolio

ii.b.  MFS Utilities Portfolio

iii.    MFS Money Market Portfolio

ITEM 4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

*	Item 2 and Item 3 do not need to be approved for Item 1 to be effective. In addition, Item 2 and Item 3 may be approved by certain, but not all, Portfolios.

ITEM 1 — ELECTION OF TRUSTEES

Overview of the Board of Trustees

The Board of Trustees (the “Board”), which oversees the Trust, provides broad supervision over the affairs of the Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of your Trust or of Massachusetts Financial Services Company (“MFS”) are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of the Trust’s assets and for providing a variety of other administrative services to the Trust. The officers of the Trust are responsible for its operations.

The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chair of the Trustees. In addition, there are four standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities. For a description of the oversight functions of each of the Committees, see “Committees” on pages [    ] of this Proxy Statement. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Trust’s Independent Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

The Trust has retained MFS as the Portfolios’ investment adviser and administrator. MFS provides the Portfolios with investment advisory services, and is responsible for day-to-day administration of the Portfolios and management of the risks that arise from the Portfolios’ investments and operations. Employees of MFS serve as the Trust’s officers, including the Trust’s principal executive officer.

The Board provides oversight of the services provided by MFS, including the risk management activities. In addition, each Committee of the Board provides oversight of MFS’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trust’s activities, including regarding each Portfolio’s investment portfolio, the compliance of the Portfolios with applicable laws, and the Portfolios’ financial accounting and reporting. The Board and the relevant Committees meet periodically with MFS’ Chief Regulatory Officer, MFS’ Chief Investment Risk Officer and other appropriate officers to receive reports on MFS’ risk management activities. The Board also meets periodically with the Trust’s Independent Chief Compliance Officer (Frank Tarantino) to receive reports regarding the compliance of the Portfolios with federal securities laws and the Portfolios’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Portfolios to receive reports regarding the management of the Portfolios, including their investment risks.

Purpose of Election of Trustees

Presently, MFS sponsors 138 mutual funds that are offered to US investors, which are overseen and supervised by two different boards of trustees. In May 2011, MFS recommended that the Trustees consider and approve a plan for the transition of the oversight and supervision of the Trust to the Nominated Board (as defined below). As of September 23, 2011 each Nominee (as defined below) served as a member of a board that oversees 107 funds within the MFS fund complex. MFS and the Board believe that (i) a single Board overseeing all of the funds within the MFS fund complex may provide for future opportunities for operational efficiencies which may reduce Portfolio expenses for the benefit of Contract Owners; and (ii) realigning the Boards into one Board may reduce certain fund expenses, such as costs associated with preparing for and holding Board meetings.

With respect to the Portfolios, at their July 2011 meeting the Trustees approved submitting to the shareholders the election of the Nominated Board, approval of a new investment advisory agreement, and approval of restated fundamental investment restrictions.

In light of MFS’ proposal, the current Trustees, Messrs. J. Kermit Birchfield, Robert C. Bishop, Frederick H. Dulles, David D. Horn, Ronald G. Steinhart, and Haviland Wright, and Ms. Marcia A. Kean, are each not standing for election as Trustee. The Compliance and Governance Committee selected, nominated, and recommended that the Board nominate, for election by shareholders and other persons entitled to vote, each of Messrs. Robert E. Butler, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, J. Dale Sherratt, and Robert W. Uek, and Mses. Maureen R. Goldfarb and Laurie J. Thomsen (each a “Nominee”, and together the “Nominated Board”) to hold office until his or her successor is elected and qualified. The Board has nominated each of the individuals selected and nominated by the Committee and fixed the number of Trustees of each Portfolio effective January 1, 2012 at ten pursuant to the Trust’s Amended and Restated

Declaration of Trust, subject to the election and qualification of the Nominees at the Special Meeting of Shareholders. There are ten nominees, nine of whom are not “interested persons” (as defined in the 1940 Act) of the Trust. Each Nominee has agreed to serve as a Trustee of the Trust if elected. The Board recommends that you vote in favor of their election. For a description of each Nominee, see “Nominees for Election as Trustee” on pages [    ] of this Proxy Statement.

Contract owners are being asked to give their voting instructions on the proposals discussed in the Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Proxy Statement. Contract owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on September 23, 2011, they owned a variable contract and some or all of the value of the variable contract was allocated for investment in the applicable Portfolio. The Companies, which are the record shareholders of each Portfolio, will vote the Portfolio’s shares attributable to a contract owner’s variable contract in accordance with the voting instructions a contract owner provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the election of each of Messrs. Butler, Gunning, Gutow, Hegarty, Kavanaugh, Manning, Sherratt, and Uek, and Mses. Goldfarb and Thomsen as Trustee of the Trust. The Companies will vote the shares attributable to variable contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the separate accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote a Portfolio’s shares attributable to variable contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of contract owners may determine the outcome of the vote. If, before the Meeting, any Nominee refuses or is unable to serve, or if any of the Nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the proxies may vote for a replacement nominee designated by the Trust’s current Trustees, or the Trustees may fix the number of Trustees at fewer than ten for the Trust.

Effective January 1, 2012 through December 31, 2012, it is anticipated that Messrs. Birchfield, Bishop, Dulles, Horn, Steinhart, and Wright, and Ms. Kean will each serve as a member of an advisory board to MFS with respect to the anticipated transition of the oversight of the Trust to a new Board. MFS will compensate each member of the advisory board at a rate equal to $36,000 per annum, plus a meeting fee of $5,000 per meeting. In addition, MFS will compensate the Chair of the advisory board an additional $15,000 per annum. The compensation of the advisory board and Chair will be borne entirely by MFS.

Current Trustees

The following table presents certain information regarding the current Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Additional information about each Trustee follows the table.

Name, Age	Position(s) Held with Portfolios	Trustee/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)
INTERESTED TRUSTEE
David D. Horn(k) age 70	Trustee	April 1986	Private investor

INDEPENDENT TRUSTEES
J. Kermit Birchfield age 71	Trustee and Chairman of Trustees	May 1997	Private investor

Robert C. Bishop age 68	Trustee	May 2001	AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer	Caliper Life Sciences Corp. (laboratory analytical instruments), Chairman; Millipore Corporation (purification/filtration products), Director (until July 2010)

Frederick H. Dulles age 69	Trustee	May 2001	Dulles International Law LLC (law firm), Senior Lawyer (since 2009)

Name, Age	Position(s) Held with Portfolios	Trustee/Officer Since(h)	Principal Occupation During the Past Five Years	Other Directorships(j)
Marcia A. Kean age 63	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer

Ronald G. Steinhart age 71	Trustee	May 2001	Private investor	Penske Automotive Group (automotive retailer), Director; Animal Health International, Inc. (animal health products), Director (until 2011); Texas Industries (concrete/ aggregates/cement), Director (since 2007); Susser Holdings Corporation (retail convenience stores and distributor of wholesale motor fuel), Director (since 2009); Penson Worldwide, Inc. (securities clearance), Director (until 2008)

Haviland Wright age 63	Trustee	May 2001	Independent Consultant and Entrepreneur	X-Change Corp. (multi-media web services), Director (until 2011)

(h)	Date first appointed to serve as Manager/Trustee/Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Portfolios. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a member of the Board of Trustees of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1986. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Board member, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Member of the Board. Following is a summary of each member’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

J. Kermit Birchfield

Mr. Birchfield’s experience as senior executive of several public and private companies, including service as general counsel, chief financial officer, and chief executive officer, and as a director of both public and private companies, gives him an extensive understanding of regulatory, financial reporting, and corporate governance issues. His fourteen years of service as an independent member of the Board of Trustees of the Trust, including eight years as independent chairman, have given him extensive knowledge about the Trust’s operations.

Robert C. Bishop

Mr. Bishop’s experience as chairman, president, and chief executive officer of a pharmaceutical product development company, along with his service as a director of other public and private companies, gives him an extensive knowledge of regulatory, financial reporting, and management issues. His ten years of experience as an independent member of the Board of Trustees of the Trust have given him extensive knowledge about the Trust’s operations.

Frederick H. Dulles

Mr. Dulles’ thirty-nine years experience as a corporate lawyer has included both private practice and in-house legal positions, practicing law in both the United States and Europe. His legal background and his service as a director of private companies provides him with extensive knowledge of regulatory, business, financial reporting, and corporate governance matters. In addition, his ten years as an independent member of the Board of Trustees of the Trust have given him extensive knowledge about the Trust’s operations.

David D. Horn

Mr. Horn’s prior thirty years experience with Sun Life Assurance Company of Canada, the parent company of MFS, first as counsel and then as senior vice president and general manager of the U.S. operations of Sun Life, along with his prior service as an officer and a director of Sun Life’s U.S. subsidiaries, gives him an extensive knowledge of legal, management, investment, financial, marketing, and insurance matters. His twenty-five years of experience as a member of the Board of Trustees of the Trust have given him extensive knowledge about the Trust’s operations.

Marcia A. Kean

Ms. Kean’s experience as senior executive of several public and private companies, along with her current position as chief executive officer of a private health care consulting company, gives her an extensive knowledge of marketing, regulatory, operational, and corporate governance issues. Her six years of service as an independent member of the Board of Trustees of the Trust have given her extensive knowledge about the Trust’s operations.

Ronald G. Steinhart

Mr. Steinhart’s experience includes more than thirty years as an executive in the commercial banking industry, including senior positions at two major banks. In addition, he currently serves as a director of several public companies. This experience gives him an extensive knowledge of financial reporting, management, and corporate governance issues. His ten years of experience as an independent member of the Board of Trustees of the Trust have given him extensive knowledge about the Trust’s operations.

Haviland Wright

Mr. Wright’s experience includes service as a senior executive of several public and private technology companies, and work as an audit manager for a major independent accounting firm. He currently serves as director of a software development company and director, chief executive officer, and president of a multi-media web services company. This background gives him a broad understanding of marketing, information technology, financial reporting, and corporate governance issues. His ten years of experience as an independent member of the Board of Trustees of the Trust have given him extensive knowledge about the Trust’s operations.

Each Portfolio pays the Board Members an annual fee plus a fee for each meeting attended. In addition, the Members are reimbursed for their out-of-pocket expenses. Please see “Compensation” on pages [    ] of this Proxy Statement.

Nominees for Election as Trustee

The following table presents certain information regarding the Nominees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Additional information about each Nominee follows the table.

Name, Age	Position(s) To Be Held with Portfolios	Trustee Since(h)	Principal Occupations During the Past Five Years	Other Directorships(j)
INTERESTED TRUSTEE
Robert J. Manning(k) age 47	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)

INDEPENDENT TRUSTEES
David H. Gunning age 69	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)

Robert E. Butler age 69	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters

Maureen R. Goldfarb age 56	Trustee	January 2009	Private investor

William R. Gutow age 70	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Name, Age	Position(s) To Be Held with Portfolios	Trustee Since(h)	Principal Occupations During the Past Five Years	Other Directorships(j)
Michael Hegarty age 66	Trustee	December 2004	Private investor

John P. Kavanaugh age 56	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

J. Dale Sherratt(l) age 73	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen age 54	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director

Robert W. Uek age 70	Trustee	January 2006	Consultant to investment company industry

(h)	Date first appointed to serve as Trustee of an MFS fund. Each Nominee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee of certain MFS funds other than the Trust.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of each Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(i)

Under the terms of the Trust’s retirement policy, the Trustees have a mandatory retirement age of 73 years, except two current Trustees (Messrs. Birchfield and Horn) have a mandatory retirement age of 78, and the Board of Trustees may, in its discretion, determine prior to the end of the calendar year in which a Trustee shall otherwise retire to extend the term of such

Trustee for a maximum of two additional one-year periods. With respect to Mr. Sherratt, subject to his election by shareholders, the Board has agreed to a one-year extension of his eligibility to serve as a Trustee from January 1, 2012 through December 31, 2012, subject to Board approval for a second one-year extension for the 2013 calendar year pursuant to the retirement policy.

Each Nominee serves as Trustee of certain other funds of which MFS or a subsidiary is the investment adviser or distributor. As of September 23, 2011, the Nominees served as Trustees of 107 funds within the MFS fund complex.

The following provides an overview of the considerations that led the Board to nominate each Nominee for election as a Trustee. The Nominees have joined the Board of other MFS funds at different points in time since 1989. Generally, no one factor was decisive in the nomination of a Nominee. Among the factors the Board considered when concluding to nominate an individual for election as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience serving on the boards of public companies (including other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including in particular serving as Trustee of other MFS sponsored funds which are operated in a manner very similar to the way the Portfolios are operated, were a significant factor in the determination to nominate the individual for election as a Trustee of Trust. Following is a summary of each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion to nominate each individual for election to the Board:

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry. Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 24 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers. During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes. He also conducted branch reviews of insurance broker/dealers selling variable products. Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters. He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company. He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits. Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation. Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS fund complex for over 17 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of Alliance Capital Management Corporation, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families. Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. He also served as a trustee for various investment company complexes. Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc.

Robert J. Manning

Mr. Manning is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and in this capacity heads MFS’ Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 26 years. He also is a member of the Board of Directors of MFS.

J. Dale Sherratt

Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments. He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts. Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies. Mr. Sherratt has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS fund complex for over 21 years.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at the venture capital firm, Harbourvest Partners. Ms. Thomsen is a director of The Travelers Companies, Inc., and a trustee of Williams College. She is a former director of Travelers Property Casualty Corp., and New Profit.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry. Mr. Uek was a partner in the investment management industry group of PWC, and was the chair of the investment management industry group for Coopers & Lybrand. He also has served as a consultant to mutual fund boards. Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds. Mr. Uek is a former Chairman of the Independent Directors Council, a unit of the Investment Company Institute that serves the mutual fund independent director community.

Information about each Portfolio, including information about its investment adviser and administrator, independent registered public accounting firm, and executive officers appears under “Portfolio Information” beginning on page [    ] of this Proxy Statement.

Required Vote. The election of any nominee will require the affirmative vote of a plurality of the Trust’s outstanding common shares voting at the Meeting in person or by proxy.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST.

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Committees

The Board meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Board has several standing committees, which are described below.

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Trustees(1)
AUDIT COMMITTEE	4	Provides oversight with respect to the accounting and auditing procedures of the Trust and, among other things, selection of the independent registered public accounting firm for the Trust and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to other MFS funds, MFS and/or certain affiliates; pre-approves audit and permissible non-audit services of independent registered public accounting firm.	Birchfield*, Bishop*, and Wright*

COMPLIANCE AND GOVERNANCE COMMITTEE	5	Responsible for oversight of the development and implementation of the Portfolios’ compliance policies, procedures and practices under the 1940 Act and other applicable Laws as well as oversight of compliance policies of the Portfolios’ investment adviser and certain other service providers as they relate to Portfolio activities. The Trust’s Independent Chief Compliance Officer reports directly to the Committee and assists the Committee in carrying out its responsibilities. The Committee also recommends qualified candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Trustees. Administers and approves all elements of Compensation for the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act or affiliated with the Portfolios’ investment adviser. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Committee may do so by writing the Trust’s Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.	Birchfield*, Dulles*, and Kean*

DISTRIBUTION COMMITTEE	5	Responsible for the oversight of the means by which shares of the Portfolios are marketed and sold, expenditures by the Portfolios’ distributor of amounts paid under the Portfolios’ Rule 12b-1 plans, the nature and quality of services provided by the Portfolios’ transfer agent, and the overall level of servicing provided to shareholders in the Portfolios.	Horn, Bishop*, and Wright*

OPERATIONS COMMITTEE	5	Reviews MFS’ process and procedures, internal controls, and compliance monitoring relating to portfolio trading, best execution and brokerage costs and trade allocations. Reviews procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS’ internal valuation committee and/or the full Board in resolving particular valuation matters. Reviews on an ongoing basis the Trust’s proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.	Horn, Birchfield*, Bishop*, Dulles*, Kean*, Steinhart,* and Wright*

(1)	The Trustees’ identification and background are set forth above.
*	Independent Trustee.

The Trustees generally hold at least five regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of the Trust is reviewed by the Trustees at each meeting and more in-depth reviews of particular Portfolios are conducted by the Trustees throughout the year. During the fiscal year ended December 31, 2010, the Trust held five Board meetings. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for the Trust.

Compliance and Governance Committee

The Trust’s Compliance and Governance Committee is responsible for determining requisite standards or qualifications for nominees to serve as trustees of the Trust. The Trustees have adopted a written charter for the Compliance and Governance Committee. A copy of the Committee’s charter is attached to this Proxy Statement as Appendix 1. The Trust’s Compliance and Governance Committee consists only of Independent Trustees.

The Compliance and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Compliance and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Trust (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Trust. The Compliance and Governance Committee may consider candidates for Trustee recommended by the Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Compliance and Governance Committee. The Compliance and Governance Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.

The Compliance and Governance Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the procedure for shareholders to submit nominee candidates under federal securities law and applicable state law, if any.

The Compliance and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

Share Ownership

Because the Trustees, officers, and Nominees are not eligible to purchase shares of any Portfolio, no Trustee, officer, or Nominee had an ownership interest in the Portfolios supervised by the Board as of the date of this Proxy Statement.

Each Nominee beneficially owned on an aggregate basis over $100,000 in all MFS funds overseen, or to be overseen, by the Nominee, as of September 20, 2011.

Shareholder Communications with the Board of Trustees

Shareholders may mail written communications to the Board of Trustees, [Name of Portfolio], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Portfolio to which they relate and (iii) identify the number of units held by the shareholder. The Trust’s Independent Chief Compliance Officer (“ICCO”) is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Portfolio literature, unit data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. This process does not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of a Portfolio, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to federal securities law, as amended, or any communication made in connection with such a proposal. The Trustees are not required to attend a Portfolio’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned process.

The Trust’s Amended and Restated Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Compensation – Current Trustees

The compensation paid to each Trustee by each Portfolio for the fiscal year ended December 31, 2010 is set forth below:

Portfolio	J. Kermit Birchfield	Robert C. Bishop	Frederick Dulles
MFS Blended Research Core Equity Portfolio	$10,932	$8,538	$8,538
MFS Blended Research Growth Portfolio	$82	$64	$64
MFS Blended Research Value Portfolio	$78	$61	$61
MFS Bond Portfolio	$3,675	$2,870	$2,870
MFS Core Equity Portfolio	$2,787	$2,177	$2,177
MFS Emerging Markets Equity Portfolio	$1,884	$1,471	$1,471
MFS Global Governments Portfolio	$695	$543	$543
MFS Global Growth Portfolio	$1,564	$1,222	$1,222
MFS Global Research Portfolio	$3,272	$2,555	$2,555
MFS Global Tactical Allocation Portfolio	$2,032	$1,587	$1,587
MFS Government Securities Portfolio	$13,015	$10,165	$10,165
MFS Growth Portfolio	$3,309	$2,584	$2,584
MFS High Yield Portfolio	$4,479	$3,498	$3,498
MFS International Growth Portfolio	$4,038	$3,154	$3,154
MFS International Value Portfolio	$5,258	$4,107	$4,107
MFS Massachusetts Investors Growth Stock Portfolio	$10,312	$8,054	$8,054
MFS Mid Cap Growth Portfolio	$707	$552	$552
MFS Money Market Portfolio	$7,757	$6,059	$6,059
MFS New Discovery Portfolio	$3,788	$2,958	$2,958
MFS Research International Portfolio	$4,287	$3,349	$3,349
MFS Strategic Income Portfolio	$1,011	$790	$790
MFS Technology Portfolio	$319	$249	$249
MFS Total Return Portfolio	$28,447	$22,218	$22,218
MFS Utilities Portfolio	$6,143	$4,798	$4,798
MFS Value Portfolio	$9,674	$7,555	$7,555

Portfolio	David D. Horn	Marcia Kean	Ronald G. Steinhart	Haviland Wright
MFS Blended Research Core Equity Portfolio	$8,538	$8,538	$8,538	$8,538
MFS Blended Research Growth Portfolio	$64	$64	$64	$64
MFS Blended Research Value Portfolio	$61	$61	$61	$61
MFS Bond Portfolio	$2,870	$2,870	$2,870	$2,870
MFS Core Equity Portfolio	$2,177	$2,177	$2,177	$2,177
MFS Emerging Markets Equity Portfolio	$1,471	$1,471	$1,471	$1,471
MFS Global Governments Portfolio	$543	$543	$543	$543
MFS Global Growth Portfolio	$1,222	$1,222	$1,222	$1,222
MFS Global Research Portfolio	$2,555	$2,555	$2,555	$2,555
MFS Global Tactical Allocation Portfolio	$1,587	$1,587	$1,587	$1,587
MFS Government Securities Portfolio	$10,165	$10,165	$10,165	$10,165
MFS Growth Portfolio	$2,584	$2,584	$2,584	$2,584
MFS High Yield Portfolio	$3,498	$3,498	$3,498	$3,498
MFS International Growth Portfolio	$3,154	$3,154	$3,154	$3,154
MFS International Value Portfolio	$4,107	$4,107	$4,107	$4,107
MFS Massachusetts Investors Growth Stock Portfolio	$8,054	$8,054	$8,054	$8,054
MFS Mid Cap Growth Portfolio	$552	$552	$552	$552
MFS Money Market Portfolio	$6,059	$6,059	$6,059	$6,059
MFS New Discovery Portfolio	$2,958	$2,958	$2,958	$2,958
MFS Research International Portfolio	$3,349	$3,349	$3,349	$3,349
MFS Strategic Income Portfolio	$790	$790	$790	$790
MFS Technology Portfolio	$249	$249	$249	$249
MFS Total Return Portfolio	$22,218	$22,218	$22,218	$22,218
MFS Utilities Portfolio	$4,798	$4,798	$4,798	$4,798
MFS Value Portfolio	$7,555	$7,555	$7,555	$7,555

The total compensation paid to the Trustees for calendar year 2010 for 31 funds, including the Portfolios and other funds in the MFS family of funds, is set forth below:

Trustee Name	Total Compensation Paid by MFS Family of Funds
J. Kermit Birchfield	$137,000
Robert C. Bishop	$107,000
Frederick H. Dulles	$107,000
David D. Horn	$107,000
Marcia Kean	$107,000
Ronald G. Steinhart	$107,000
Haviland Wright	$107,000

Compensation – Nominees for Election as Trustee

The total compensation paid to the Nominees for calendar year 2010 for 96 funds is set forth below. The Nominees have not received compensation from the Portfolios. Robert J. Manning receives no compensation from any fund or Portfolio for his services as Trustee.

Nominee Name	Total Compensation Paid by MFS Fund Complex
Robert E. Butler	$253,990
Maureen R. Goldfarb	$242,990
David H. Gunning	$307,990
William R. Gutow	$242,990
Michael Hegarty	$252,990
John P. Kavanaugh	$243,990
J. Dale Sherratt	$253,990
Laurie J. Thomsen	$252,990
Robert W. Uek	$260,240

Retirement Benefit Deferral Plan — Under a Retirement Benefit Deferral Plan, certain Nominees have deferred benefits from a prior retirement plan for certain MFS funds, not including the Portfolios. The value of the benefits is periodically readjusted as though the Nominee had invested an equivalent amount in Class A shares of other MFS fund(s), not including any Portfolio, designated by such Nominee. The value of the deferred benefits will be paid to the nominees upon retirement or thereafter. The plan is not funded and the obligation of certain MFS funds, not including the Portfolios, to pay the Nominee’s deferred compensation is a general unsecured obligation.

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ITEM 2.	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS FINANCIAL SERVICES COMPANY.

The Trustees recommend that shareholders approve a new Investment Advisory Agreement between the Trust, on behalf of each Portfolio, and MFS. A discussion regarding the Board’s review and approval of the New Agreement is included at Appendix 2. The investment management fee payable by a Portfolio will not increase or decrease if shareholders approve the new investment advisory agreement.

Currently, many Portfolios have a separate investment advisory agreement with MFS, and some Portfolios share an investment advisory agreement with MFS with other Portfolios. These investment advisory agreements were entered into at various times over the past several decades, and their provisions differ. The Trustees recommend that the Portfolios enter into one master investment advisory agreement that covers all Portfolios in the Trust, and that the provisions of all the investment advisory agreements be standardized and modernized. MFS and the Trustees believe that the standardization and modernization of the investment advisory agreements would simplify the administration of the Portfolios and eliminate unnecessary duplication of agreements among the Portfolios.

The discussion below describes the principal differences between the current and proposed investment advisory agreements (referred to as the Current Agreements and the New Agreement). The New Agreement is intended to be the standard form for all U.S. registered funds in the MFS fund complex and is similar to the agreement for MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio, each a series of the Trust. A copy of the New Agreement is included in Appendix 3.

The information provided herein is intended to be a summary of the material changes between the Current Agreements and the New Agreement. This summary is qualified in its entirety by reference to the comparisons of the Current Agreements and the New Agreement in Appendices 4 through 23. In particular, please refer to Appendices 4 through 23 for additional information about other technical changes that were made to the Current Agreements. Appendices 4 through 23 contain copies of each Current Agreement marked to show changes from the New Agreement format.

Each Portfolio’s Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into an Appendix to the New Agreement, these compensation provisions have not been included in the comparisons of the Current Agreements and the New Agreement. The New Agreement will incorporate, as a matter of the contract, certain fee breakpoints to which the Board and MFS have agreed over time, but have not been added to the Current Agreements due to the inability to amend the Current Agreements without shareholder approval.

As described in Item 1, subject to shareholder election of the Nominated Board, effective January 1, 2012 through December 31, 2012, it is anticipated that each current Trustee, Messrs. Birchfield, Bishop, Dulles, Horn, Steinhart, and Wright, and Ms. Kean, will serve as a member of an advisory Board to MFS with respect to the anticipated transition of the oversight of the Trust to a new Board. MFS will compensate each member of the advisory board at a rate equal to $36,000 per annum, plus a meeting fee of $5,000 per meeting. In addition, MFS will compensate the Chair of the advisory board an additional $15,000 per annum. The compensation of the advisory board and Chair will be borne entirely by MFS.

Current Agreements

Under the Current Agreements, MFS provides each Portfolio with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Portfolio. For these services and facilities, MFS receives an annual management fee, computed and paid monthly. Please see Appendix 24 through Appendix 26 for the fee rates payable under the Current Agreements by each Portfolio, fees paid by each Portfolio to MFS and affiliates of MFS, and fee rates paid by comparable funds for which MFS serves as investment adviser.

MFS pays the compensation of the Trust’s officers. MFS also furnishes at its own expense investment advisory and administrative services, including office space, equipment and clerical personnel necessary for servicing the investments of each Portfolio and maintaining its organization and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Portfolio. Each Portfolio pays the compensation of its Trustees who are not officers of MFS and all expenses of the Portfolio (other than those assumed by MFS). More detailed information about the expenses paid by the Portfolios is discussed below under “Changes Proposed in the New Agreement”. For a list of the Trust’s officers see pages [    ] of this proxy statement and for a list of the current Trustees and Nominees for election as Trustees of the Trust see pages [    ] of this proxy statement.

The table below lists the date of each Portfolio’s Current Agreement and the date the Current Agreement was last submitted to shareholders. Unless otherwise noted, the Current Agreement was last approved by the Portfolio’s sole shareholder or at an initial shareholder meeting in connection with the Fund’s commencement of operations. The Board most recently approved the continuation of the Current Agreements for one year effective September 1, 2011, on July 13, 2011.

Portfolio	Date of Current Agreement	Date Last Submitted to Shareholders
MFS Blended Research Core Equity Portfolio	7/23/1986	11/14/1986
MFS Blended Research Growth Portfolio	12/19/2007	12/19/2007
MFS Blended Research Value Portfolio	12/19/2007	12/19/2007
MFS Bond Portfolio	5/1/1998	5/6/1998
MFS Core Equity Portfolio	5/12/1997	5/12/1997
MFS Emerging Markets Equity Portfolio	9/1/1995	6/5/1996
MFS Global Governments Portfolio	1/26/1988	5/16/1988
MFS Global Growth Portfolio	11/1/1993	11/16/1993
MFS Global Research Portfolio	9/16/1994	11/7/1994
MFS Global Tactical Allocation Portfolio	9/16/1994	11/7/1994
MFS Government Securities Portfolio	7/23/1986	7/19/1985
MFS Growth Portfolio	5/1/1995	5/1/1995
MFS High Yield Portfolio	5/24/1985	7/19/1985
MFS International Growth Portfolio	9/1/1995	6/3/1996
MFS International Value Portfolio	9/1/1995	10/2/1995
MFS Massachusetts Investors Growth Stock Portfolio	5/1/1998	5/6/1998
MFS Mid Cap Growth Portfolio	8/31/2000	8/31/2000
MFS Money Market Portfolio	5/24/1985	7/19/1985
MFS New Discovery Portfolio	5/1/1998	5/6/1998
MFS Research International Portfolio	5/1/1998	5/6/1998
MFS Strategic Income Portfolio	5/1/1998	5/6/1998
MFS Technology Portfolio	6/16/2000	6/16/2000
MFS Total Return Portfolio	1/26/1998	5/11/1988
MFS Utilities Portfolio	11/1/1993	11/16/1993
MFS Value Portfolio	5/1/1998	5/6/1998

Changes Proposed in the New Agreement

The New Agreement is materially identical to the Current Agreement for MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio.

A.	Use of a Single Agreement

Changes proposed for all Portfolios

If the New Agreement is approved by shareholders of a Portfolio, the Trust will enter into one master New Agreement on behalf of all of its Portfolios whose shareholders approve the New Agreement. This New Agreement will replace the separate investment advisory agreements for those Portfolios. This means that for all such Portfolios, several Portfolios will be covered under the same investment advisory agreement. This has required certain formatting and other changes.

Each Portfolio covered by the New Agreement will be listed on an Appendix to the Agreement. While the investment management fee payable by a Portfolio will not increase or decrease, because each Portfolio covered by the New Agreement may pay different compensation to MFS than another Portfolio, the management fee paid by each Portfolio will also be listed on an Appendix to the New Agreement. The New Agreement contains an additional provision to clarify that the New Agreement may be approved, renewed, amended or terminated on a Portfolio-by-Portfolio basis. This means that the Agreement may be approved, renewed, amended or terminated as to one Portfolio, even though the New Agreement is not approved, renewed, amended or terminated as to any other Portfolio in the Trust.

B.	Advice regarding Other Instruments

Changes proposed for all Portfolios except MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio

The Current Agreements provide that MFS will continuously furnish an investment program for the Portfolios and determine from time to time what securities will be purchased, sold, or exchanged and what portion of the assets of a Portfolio will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for a Portfolio. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to “securities” have been changed to “securities or other instruments” throughout the New Agreement.

This change is not intended to change the type of investments in which a Portfolio may invest. Each Portfolio’s investments are governed by its prospectus and statement of information.

C.	Proxy Voting

Changes proposed for all Portfolios except MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio

The New Agreement clarifies that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Portfolio’s portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement for each Portfolio provides that MFS may make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS’ current practice with respect to the exercise of rights pertaining to a Portfolio’s portfolio securities.

D.	Brokerage Transactions

Changes proposed for all Portfolios

The Current Agreement for some Portfolios provides that in connection with the selection of brokers and dealers and the placing of orders for the purchase or sale of investments for a Portfolio’s account, MFS is directed to seek for the Portfolio execution of transactions at the most reasonable price (or for some Portfolios, the most favorable price) by responsible brokerage firms at reasonably competitive commission rates. The Current Agreement for other Portfolios provides that in connection with the selection of brokers and dealers and the placing of orders, MFS is directed to seek for the Portfolio execution of transactions at the best available price.

The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for a Portfolio the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for a Portfolio’s transactions. Under the policies of the U.S. Securities and Exchange Commission (“SEC”), MFS considers the full range and quality of a broker’s services in placing brokerage orders in order to fulfill its duty to obtain best execution for a Portfolio’s transactions.

The New Agreement provides that MFS may cause a Portfolio to pay a broker or dealer a higher commission than another broker or dealer might have charged for affecting that transaction, if MFS determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The value of these brokerage and research services may be viewed in terms of either that Portfolio’s particular transactions or MFS’ overall responsibilities with respect to the Portfolio and MFS’ other clients. Most, but not all, Portfolios have a similar provision in their Current Agreements.

The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services in the selection of brokers and dealers, which practices have been approved by the Board.

E.	Sub-Advisory Agreements

Changes proposed for:

MFS Blended Research Core Equity Portfolio	MFS Core Equity Portfolio
MFS Global Governments Portfolio	MFS Government Securities Portfolio
MFS High Yield Portfolio	MFS Money Market Portfolio
MFS Total Return Portfolio

The New Agreement provides that the Adviser may from time to time enter into investment sub-advisory agreements with respect to a Portfolio with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to any Portfolio, but MFS has in the past engaged investment sub-advisers for funds that it manages other than the Portfolios and may seek to engage sub-advisers in the future. The Portfolios other than those listed above have this provision in their Current Agreements.

F.	Expenses

(a)	Changes proposed for all Portfolios except MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio

The Current Agreements provide that each Portfolio will pay all of its own expenses. Each Current Agreement contains a list of typical Portfolio expenses. The lists in the Current Agreements vary slightly. The New Agreement provides a standardized list of examples of expenses and is the list intended to be the standard form for all U.S. registered funds in the MFS fund complex. For all Portfolios, the list of expenses in the Current Agreements includes expenses of soliciting proxies; organization and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Portfolio is a party or otherwise may have an exposure and the legal obligation which a Portfolio may have to indemnify the Trust’s Trustees and officers with respect thereto. For certain Portfolios, the list of expenses in the Current Agreements clarifies that the Portfolio bears the expenses of independent auditors, of legal counsel, of any transfer agent, registrar or dividend disbursing agent of the Portfolio, of servicing shareholder accounts, of recording and settling portfolio security transactions, and of the preparation, printing and mailing of prospectuses (except to the extent that the Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

The New Agreement provides that if MFS pays or assumes any expenses of the Trust or a Portfolio, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the Trust or a Portfolio on any subsequent occasion.

These amendments are designed to clarify the types of expenses which the Portfolios may bear and do not change current practice.

(b)	Changes proposed for:

MFS Blended Research Core Equity Portfolio	MFS Global Governments Portfolio
MFS Government Securities Portfolio	MFS High Yield Portfolio
MFS Money Market Portfolio	MFS Total Return Portfolio

The Current Agreement for these Portfolios provides that, for each Portfolio, MFS will bear the Portfolio’s operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (“Total Expenses”), which exceed 1.25% of the average net assets of such Portfolio incurred during any fiscal year. With the exception of MFS Global Governments Portfolio, each Portfolio’s Total Expenses have been below this limit for at least ten years.

The New Agreement does not contain an expense limit. Limitations on a Portfolio’s expenses are typically negotiated between a Portfolio’s Board of Trustees and the Portfolio’s adviser, and for the above Portfolios, MFS previously agreed to the voluntary expense limitations noted below. These voluntary limits next expire on April 30, 2012, and MFS has agreed to extend them to the date indicated.

Portfolio	Voluntary Total Expense Ratio (Initial Class/Service Class)	End Date
MFS Blended Research Core Equity Portfolio	0.60% / 0.85%+	April 30, 2013
MFS Global Governments Portfolio	1.00% / 1.25%++	April 30, 2015
MFS Money Market Portfolio*	0.57% / 0.82%+	April 30, 2013
MFS Total Return Portfolio	0.74% / 0.99%+	April 30, 2013

+	Exclude interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses.
++	The current expense limitations of MFS Global Governments Portfolio exclude interest, taxes, brokerage commissions and extraordinary expenses. Subject to shareholder approval of the New Agreement, MFS has agreed to the MFS Global Governments Portfolio’s voluntary expense limitations, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, beginning on the effective date of the New Agreement through April 30, 2015.
*	Excludes waiver to maintain non-negative yield

As a result of the above arrangements, there would have been no change to the respective gross or net expenses paid by each Portfolio, other than MFS Global Governments Portfolio, for the fiscal year-ended December 31, 2010.

With respect to MFS Global Governments Portfolio, the total expenses for the fiscal year-ended December 31, 2010 were 1.15% of average net assets attributable to Initial Class shares and 1.40% of average net assets attributable to Service Class shares. However, as noted above, MFS has agreed in writing to pay a portion of the Portfolio’s total operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 1.00% of average daily net assets attributable to Initial Class shares and 1.25% of average daily net assets for the Service Class shares, subject to shareholder approval of the New Agreement. This written agreement will continue until April 30, 2015. A table showing the current and pro forma Fees and Expenses of MFS Global Governments Portfolio is included in Appendix 27.

G.	Compensation of the Adviser

Changes proposed for:

MFS Bond Portfolio	MFS Mid Cap Growth Portfolio
MFS Core Equity Portfolio	MFS Money Market Portfolio
MFS Emerging Markets Equity Portfolio	MFS New Discovery Portfolio
MFS Global Growth Portfolio	MFS Research International Portfolio
MFS Government Securities Portfolio	MFS Strategic Income Portfolio
MFS High Yield Portfolio	MFS Technology Portfolio
MFS International Growth Portfolio	MFS Total Return Portfolio
MFS International Value Portfolio	MFS Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio

Currently, MFS has voluntarily agreed to reduce its management fee for each of the above referenced Portfolios. These voluntary reductions are not included in the Current Agreements. MFS has agreed to make certain of the voluntary reductions permanent by including the reduced fee in the New Agreement. Others will continue to be outside the New Agreement and therefore subject to adjustment as agreed by the Board.

The following table shows each Portfolio’s current advisory fee rate payable to MFS under the Current Agreements, the fee rate as reduced on a voluntary basis, and the proposed management advisory fee rates payable to MFS under the New Agreement. These annual rates are based on the percentage of the Fund’s average daily net assets.

FUND	Current Contractual Management Fee	Current Management Fee Reduction(s)	Proposed Contractual Management Fee
MFS Bond Portfolio	0.60%	0.50% in excess of $1 billion	0.60% up to $1 billion 0.50% in excess of $1 billion

MFS Core Equity Portfolio	0.75%	0.65% in excess of $1 billion up to $2.5 billion 0.60% in excess of $2.5 billion(1)	0.75% up to $1 billion 0.65% in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.25%	1.05% up to $500 million 1.00% in excess of $500 million	1.05% up to $500 million 1.00% in excess of $500 million

MFS Global Growth Portfolio	0.90%	0.75% in excess of $1 billion up to $2 billion 0.65% in excess of $2 billion	0.90% up to $1 billion 0.75% in excess of $1 billion up to $2 billion 0.65% in excess of $2 billion

MFS Government Securities Portfolio	0.55%	0.50% in excess of $1 billion	0.55% up to $1 billion 0.50% in excess of $1 billion

MFS High Yield Portfolio	0.75%	0.70% up to $1 billion 0.65% in excess of $1 billion	0.70% up to $1 billion 0.65% in excess of $1 billion

MFS International Growth Portfolio	0.975% up to $500 million 0.925% in excess of $500 million	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion

FUND	Current Contractual Management Fee	Current Management Fee Reduction(s)	Proposed Contractual Management Fee
MFS International Value Portfolio	0.975% up to $500 million 0.925% in excess of $500 million	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75%	0.65% in excess of $1 billion	0.75% up to $1 billion 0.65% in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75%	0.70% in excess of $1 billion up to $2.5 billion 0.65% in excess of $2.5 billion(2)	0.75% up to $1 billion 0.70% in excess of $1 billion

MFS Money Market Portfolio	0.50%	0.45% in excess of $500 million	0.50% up to $500 million 0.45% in excess of $500 million

MFS New Discovery Portfolio	0.90%	0.80% in excess of $1 billion up to $2.5 billion 0.75% in excess of $2.5 billion(3)	0.90% up to $1 billion 0.80% in excess of $1 billion

MFS Research International Portfolio	1.00%	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion

MFS Strategic Income Portfolio	0.75%	0.70% up to $1 billion 0.65% in excess of $1 billion	0.70% up to $1 billion 0.65% in excess of $1 billion

MFS Technology Portfolio	0.75%	0.75% up to $1 billion 0.70% in excess of $1 billion	0.75% up to $1 billion 0.70% in excess of $1 billion

MFS Total Return Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	0.60% in excess of $1 billion	0.75% up to $300 million 0.675% in excess of $300 million up to $1 billion 0.60% in excess of $1 billion

MFS Value Portfolio	0.75%	0.65% in excess of $1 billion	0.75% up to $1 billion 0.65% in excess of $1 billion

(1)

With respect to MFS Core Equity Portfolio, MFS has also agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified or rescinded by the Portfolio’s Board of Trustees, but such agreement will continue at least until April 30, 2013.

(2)

With respect to MFS Mid Cap Growth Portfolio, MFS has also agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified or rescinded by the Portfolio’s Board of Trustees, but such agreement will continue at least until April 30, 2013.

(3)

With respect to MFS New Discovery Portfolio, MFS has also agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified or rescinded by the Portfolio’s Board of Trustees, but such agreement will continue at least until April 30, 2013.

H.	Additional Services

Changes proposed for:

MFS Blended Research Core Equity Portfolio	MFS Core Equity Portfolio
MFS Global Governments Portfolio	MFS Global Growth Portfolio

MFS Global Research Portfolio	MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio	MFS Growth Portfolio
MFS High Yield Portfolio	MFS Money Market Portfolio
MFS Total Return Portfolio	MFS Utilities Portfolio

The New Agreement provides that should the Trust request MFS or its affiliates to perform administrative or other additional services not specifically provided for in the New Agreement or to request MFS or its affiliates to arrange for the services of others, MFS or its affiliates will act for the Trust on behalf of a Portfolio upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. Any agreement for additional services would not expand, reduce or otherwise alter the obligations of MFS or the compensation due to MFS under the New Agreement. The Portfolios other than those listed above have this provision in their Current Agreement.

I.	Covenants of the Adviser

Changes proposed for:

MFS Blended Research Core Equity Portfolio	MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio	MFS Global Governments Portfolio
MFS Government Securities Portfolio	MFS International Growth Portfolio
MFS International Value Portfolio	MFS High Yield Portfolio
MFS Money Market Portfolio	MFS Total Return Portfolio

For the Portfolios listed above, the New Agreement adds an express promise by MFS to comply with the provisions of a Portfolio’s current prospectus and statement of additional information relative to MFS and its Directors and officers. MFS currently monitors compliance with the provisions of each Portfolio’s current prospectus and statement of additional information.

For each of the Portfolios listed above except MFS Global Governments Portfolio, the Current Agreements provide that MFS will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor or principal underwriter, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio. The New Agreement provides that MFS may enter into such principal transactions as are permitted by applicable law.

J.	Recordkeeping Services by MFS

Changes proposed for:

MFS Blended Research Core Equity Portfolio	MFS Core Equity Portfolio
MFS Global Governments Portfolio	MFS Global Growth Portfolio
MFS Global Research Portfolio	MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio	MFS Growth Portfolio
MFS High Yield Portfolio	MFS Money Market Portfolio
MFS Total Return Portfolio	MFS Utilities Portfolio

For the Portfolios listed above, the New Agreement adds a provision that MFS must maintain certain records in a form acceptable to the Trust and in compliance with the rules and regulations of the SEC. MFS currently maintains such records, even without the express obligation to do so.

K.	Limitations of Liability of MFS

Changes proposed for all Portfolios except MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio

The New Agreement provides that MFS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the New Agreement. The Current Agreements for the Portfolios contain similar, but not identical, limitations of liability (i.e. willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations) and non-material differences in certain phrases. For example, some Current Agreements contain the phrase “in the performance of its duties” which is duplicative of “of its obligations and duties”, or refer to “Portfolio” in place of “Trust.”

L.	Other Clients of MFS

Changes proposed for all Portfolios except MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio

The Current Agreement for each Portfolio provides that the services of MFS to the Portfolio are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by each Portfolio that it is possible that certain Portfolios or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Portfolio, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.

Under the New Agreement, each Portfolio acknowledges that whenever the Portfolio and one or more other Portfolios or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Portfolio. The new provision is consistent with MFS’ current trade allocation policies.

M.	Amendment of the Agreement

Changes proposed for all Portfolios

The Current Agreement for each Portfolio provides that it may be amended only if the amendment is approved by a vote of a majority of the outstanding voting securities of the applicable Portfolio. The New Agreement provides that shareholder approval of amendment is necessary only when such approval is required by the Investment Company Act of 1940.

N.	Other Provisions

Changes proposed for all Portfolios except MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio

The New Agreement adds or clarifies certain other technical, legal provisions, which are standard for investment advisory contracts in the mutual fund industry, including provisions concerning the scope of the Trust’s obligations and the Portfolios’ ability to use the acronym “MFS” and related trade or service marks in their names.

Required Vote. The approval of a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of a Portfolio, and Massachusetts Financial Services Company (“MFS”) will require the affirmative vote of a “majority of the outstanding voting securities” of such Portfolio. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.

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ITEM 3.	TO RESTATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS.

Each Portfolio has adopted certain investment restrictions or policies that are “fundamental”, meaning that as a matter of law they cannot be changed without shareholder approval. MFS and the Trustees believe that certain policies should be revised or restated based on the development of new practices and changes in applicable law and to facilitate administration of the Portfolios. The proposed revised or restated policies for each Portfolio are discussed below. The Trustees recommend that shareholders approve the revised or restated policies.

The primary purpose of the proposed restatements is to conform and standardize many of the investment restrictions that apply to the Portfolios with those of other funds in the MFS fund complex. Standardizing the investment restrictions across the MFS fund complex is expected to facilitate more effective management of the funds by MFS and enhance monitoring compliance with applicable restrictions. In addition to reflecting changes over time in industry practices and regulatory requirements, the proposed restatements are intended to update those fundamental restrictions that are more restrictive than required under federal securities laws. The proposed restatements are also intended to simplify each Portfolio’s fundamental restrictions and to accommodate future regulatory changes without the need for further shareholder action.

The revised restrictions do not affect the investment objectives of the Portfolios, which remain unchanged. The Portfolios will continue to be managed in accordance with the investment policies described in the prospectus and in accordance with federal law. The revised policies would give the Portfolios increased ability to engage in certain activities. The Trustees may consider and adopt such non-fundamental investment policies for the Portfolios as they determine to be appropriate and in the shareholders’ best interests. MFS does not anticipate that the revised policies, individually or in the aggregate, will change to a material degree the level of investment risk associated with an investment in any Portfolio.

Each investment restriction proposed to be restated is discussed below. If a proposed restatement is not approved by shareholders of a Portfolio, the current investment restriction will remain in effect as to that Portfolio.

A.	Borrowing

Change proposed for all Portfolios:

It is proposed that the policy concerning borrowing be restated to indicate that each Portfolio may borrow money to the fullest extent permitted by applicable law. The restated restriction revises the current investment restriction without making any material change and will conform the Portfolios’ restriction to a format that has become standard for new funds in the MFS fund complex.

Portfolios generally borrow money either to permit the orderly sale of investments or to try to enhance returns to shareholders. Borrowing money creates risks and expenses for a Portfolio and may make the Portfolio’s net asset value more volatile. The interest and other costs of borrowing may reduce the Portfolio’s return. The Portfolio could also be forced to sell securities at inopportune times to repay loans. If a Portfolio intends to borrow to any material extent, this intention will be disclosed in the Portfolio’s prospectus or statement of additional information.

Current restriction: A Portfolio may not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

Proposed restriction: A Portfolio may borrow money to the extent not prohibited by applicable law.

B.	Underwriting Securities

Change proposed for all Portfolios:

It is proposed that the restriction concerning underwriting securities be restated so that each Portfolio may underwrite securities to the fullest extent permitted by applicable law. The restatement revises the current investment restriction without making any material change and will conform the Portfolios’ restriction to a format that has become standard for new funds in the MFS fund complex.

None of the Portfolios intends to enter into formal underwriting commitments. Certain Portfolios may acquire restricted securities (i.e., securities that may be sold only if registered under the Securities Act of 1933, as amended, or pursuant to an exemption from registration such as that provided by Rule 144A.) These acquisitions, however, are not deemed to be underwriting commitments within the meaning of the 1940 Act.

Current restriction: A Portfolio may not underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Proposed restriction: A Portfolio may underwrite securities issued by other persons to the extent not prohibited by applicable law.

C.	Issuance of Senior Securities

Change proposed for all Portfolios:

It is proposed that the restriction concerning the issuance of senior securities be restated so that each Portfolio may issue senior securities to the fullest extent permitted by applicable law. The restatement revises the current investment restriction without making any material change and will conform the Portfolios’ restriction to a format that has become standard for new funds in the MFS fund complex.

The term “senior securities” generally refers to obligations that have a priority over shares of a fund with respect to the distribution of its assets or the payments of dividends. SEC staff interpretations permit a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). The proposed restatement permits a Portfolio to continue to issue senior securities in accordance with the most recent regulatory requirements, or, provided certain conditions are met, to engage in the types of transactions that have been interpreted by the SEC staff as not constituting the issuance of senior securities.

Current restriction: A Portfolio may not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Proposed restriction: A Portfolio may issue senior securities to the extent not prohibited by applicable law.

D.	Lending of Money or Securities

Change proposed for all Portfolios:

It is proposed that the restriction concerning lending money be restated so that each Portfolio may make loans to the fullest extent permitted by applicable law. The restatement revises the current investment restriction without making any material change and will conform the Portfolios’ restriction to a format that has become standard for new funds in the MFS fund complex.

As restated, the restriction would allow the Portfolios to continue to be able to engage in the types of transactions presently permitted by the current restriction, such as securities loans and repurchase agreements, as well as to engage in other activities that could be deemed to be lending, such as the acquisition of loans, loan participations and other forms of debt instruments. Lending securities may be a source of income to the Portfolios and is permitted under the 1940 Act, subject to certain limitations. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligations.

Current restriction: A Portfolio may not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Proposed restriction: A Portfolio may make loans to the extent not prohibited by applicable law.

E.	Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities

Change proposed for all Portfolios:

It is proposed that the restriction concerning purchases or sales of real estate, interests in oil, gas or mineral leases and commodities be restated so that each Portfolio may purchase and sell real estate, interests in oil, gas or mineral leases or commodities to the fullest extent permitted by applicable law. The restatement will conform the Portfolios’ restriction to a format that has become standard for new funds in the MFS fund complex.

The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. As restated, the proposed restriction permits the Portfolios to continue to invest in securities issued by companies investing in real estate and interests in real estate as well as in mortgages and mortgage-backed securities, and to hold and to sell real estate acquired as a result of a Fund’s ownership of securities.

None of the Funds currently intends to invest directly in real estate to any material extent, however, if the Trustees should authorize this in the future, this intention will be disclosed in the Fund’s prospectus or statement of additional information.

The restriction on investments in interests in oil, gas or mineral leases was previously required by state laws, and is no longer required. Eliminating this restriction promotes uniformity among the funds in the MFS fund complex. None of the Portfolios currently intends to invest directly in interests in oil, gas or mineral leases to any material extent, however, if the Trustees should authorize this in the future, this intention will be disclosed in the Portfolio’s prospectus or statement of additional information.

None of the Portfolios currently intends to invest directly in commodities or commodity contracts. However, as an alternative to an investment in a security issued by a company that operates within a commodity related sector or as an additional asset class to further diversify a portfolio, a Portfolio may invest in a derivative investment that is related to commodities. As noted in the Portfolios’ statement of additional information, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts for purposes of the current restriction.

Current restriction: A Portfolio may not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

Proposed restriction: A Portfolio may purchase or sell real estate or commodities to the extent not prohibited by applicable law.

F.	Industry Concentration

The 1940 Act does not define what constitutes “concentration” in an industry, but the SEC has taken the position that investment of 25% or more of a Portfolio’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The proposed restrictions are consistent with this interpretation and with the Portfolios’ current investment activities.

i.	Change proposed for all Portfolios except MFS Technology Portfolio, MFS Utilities Portfolio and MFS Money Market Portfolio:

It is proposed that the restriction concerning industry concentration be restated to permit investment in an industry up to the most recently prescribed limits under the 1940 Act and related regulatory interpretations. The restatement revises the current investment restriction without making any material change and will conform the Portfolios’ restriction to a format that has become standard for the MFS fund complex.

The proposed restriction provides each Portfolio with the flexibility to invest in other open-end investment companies which could enhance each Portfolio’s ability to achieve its investment objective. For example, a Portfolio would have the flexibility to purchase shares of exchange traded funds for the purpose of investing excess cash where MFS believes that being fully invested serves the interests of the Portfolio. A Portfolio’s ability to invest in other registered investment companies, including exchange traded funds, will continue to be subject to limitations under the 1940 Act.

Current restriction: A Portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Proposed restriction: A Portfolio may not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

ii.	Change proposed for MFS Technology Portfolio and MFS Utilities Portfolio:

It is proposed that the MFS Technology Portfolio and the MFS Utilities Portfolio will have fundamental policies to concentrate in particular industries or market sectors as follows. As restated, these restrictions clarify the Portfolios’ intention to concentrate in issuers in the technology sector for the MFS Technology Portfolio and the utilities and telecommunications sector for the MFS Utilities Portfolio, and each Portfolio’s ability to invest 25% or more of its assets in any industry within the stated sector.

a.	MFS Technology Portfolio:

Current restriction: As a fundamental investment restriction, MFS Technology Portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Portfolio will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes or services that will provide or benefit significantly from technological advances and improvements.

Proposed restriction: As a fundamental investment restriction, MFS Technology Portfolio will invest at least 25% of its total assets in issuers in the industries in the technology sector.

b.	MFS Utilities Portfolio:

Current restriction: As a fundamental investment restriction, the MFS Utilities Portfolio may not invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except the Portfolio will invest at least 25% of its total assets in the utilities industry.

Proposed restriction: As a fundamental investment restriction, MFS Utilities Portfolio will invest at least 25% of its total assets in issuers in the industries in the utilities and communications sector.

iii.	Change proposed for MFS Money Market Portfolio:

It is proposed that the MFS Money Market Portfolio will have a fundamental policy to concentrate in the financial services sector. The current restriction excludes securities issued by banks or bank holding companies, finance companies or utility companies from the Portfolio’s restriction on concentration. Rather than a statement expressed as a negative, the proposed restated restriction positively indicates the Portfolio’s intention to concentrate its investments in certain of those securities as well as others within the financial services sector.

Current restriction: As a fundamental investment restriction, the Portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the MFS Money Market Portfolio, this restrictions shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

Proposed restriction: As a fundamental investment restriction, MFS Money Market Portfolio will invest at least 25% of its total assets in issuers in the industries in the financial services sector.

Required Vote. The approval of restatements to a Portfolio’s fundamental investment restrictions effective January 1, 2012, will require the affirmative vote of a “majority of the outstanding voting securities” of such Portfolio. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE TO RESTATE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE PORTFOLIOS.

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PORTFOLIO INFORMATION

This section provides certain information about the Portfolios, including information about their investment adviser, administrator, distributor, independent registered public accounting firm, executive officers, and the identity of persons holding more than 5% of the outstanding shares of any class of any Portfolio.

Investment Adviser and Administrator

The Trust, on behalf of each Portfolio, engages as investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority-owned (93.08% as of June 30, 2011) subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is a majority-owned (99.83% as of June 30, 2011) subsidiary of Sun Life Financial (U.S.) Investments LLC, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which is a wholly-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (‘‘Sun Life U.S. Operations’’), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Global Investments, Inc., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial, Inc. (“Sun Life Financial”), 150 King Street West, Toronto, Canada MSH 1J9. Compensation paid by each Portfolio to certain of its service providers, to MFS for investment advisory and administrative services and to MFS Service Center, Inc. (“MFSC”) for transfer agency services for the fiscal year ended December 31, 2010 is set forth in Appendix 25.

The Board of Directors of MFS is composed of Messrs. Martin E. Beaulieu, Thomas A. Bogart, Dean A. Connor, and Robert J. Manning. Mr. Beaulieu is Vice Chairman and Head of Global Distribution of MFS, Mr. Bogart is Executive Vice President, Business Development, and General Counsel of Sun Life Financial, Mr. Connor is Chief Operating Officer of Sun Life Financial, and Mr. Manning is Chief Executive Officer and Chairman of MFS.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of each Portfolio. Payments made by each Portfolio pursuant to its Distribution Plan Pursuant to Rule 12b-1 of the 1940 Act for each Portfolio’s fiscal year ended December 31, 2010 is set forth in Appendix 25.

Independent Registered Public Accounting Firm

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each Portfolio. Each Portfolio has a fiscal year end of December 31. Deloitte has no direct or material indirect interest in any Portfolio. Representatives of Deloitte are not expected to be present at the Meeting, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Portfolios and all permissible non-audit services rendered to MFS or various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Portfolio (“MFS and MFS Related Entities”) if the services relate directly to the operations and financial reporting of a Portfolio. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

The tables in Schedule A entitled “Independent Registered Public Accounting Firm Fees” describes for each Portfolio’s two most recent fiscal years, the fees billed by Deloitte to each Portfolio for (a) all audit and non-audit services provided directly to each Portfolio and (b) those non-audit services provided to MFS and MFS Related Entities that relate directly to each Portfolio’s operations and financial reporting under the following captions:

Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

All Other Fees — fees for products and services provided to each Portfolio by Deloitte other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, review of internal controls and review of Rule 38a-1 compliance program.

The tables in the section entitled “Independent Registered Public Accounting Firm Fees” also set forth the aggregate fees billed by Deloitte (the “Independent Registered Public Accounting Firm”) for each Portfolio’s two most recent fiscal years for non-audit services rendered to each Portfolio and MFS and MFS Related Entities.

The Audit Committee has considered whether the provision by each Portfolio’s Independent Registered Public Accounting Firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of each Portfolio) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as each Portfolio’s principal auditor.

Executive Officers

The following table provides information about the current officers of the Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. The officers of the Trust hold similar positions for the Trust and other funds in the MFS fund complex. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held with Portfolios	Officer Since(1)	Principal Occupation During the Past Five Years	Other Directorships(2)
OFFICERS
Maria F. DiOrioDwyer(3) age 52	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer; Chief Compliance Officer (since December 2006)

Christopher R. Bohane(3) age 37	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) age 46	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) age 47	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) age 43	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Name, Age	Position(s) Held with Portfolios	Officer Since(1)	Principal Occupation During the Past Five Years	Other Directorships(2)
Timothy M. Fagan(3) age 43	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Robyn L. Griffin age 36	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006)

Brian E. Langenfeld(3) age 38	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ellen Moynihan(3) age 53	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) age 61	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Susan A. Pereira(3) age 40	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Mark N. Polebaum(3) age 59	Secretary and Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Frank L. Tarantino age 67	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal

Name, Age	Position(s) Held with Portfolios	Officer Since(1)	Principal Occupation During the Past Five Years	Other Directorships(2)
Richard S. Weitzel(3) age 41	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost(3) age 51	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Officer of an MFS fund. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Interests of Certain Persons

Schedule B attached hereto sets forth, as of September 20, 2011, to the best knowledge of the Trust, and the shareholders who beneficially owned more than 5% of the outstanding shares of any class of a Portfolio.

VOTING INFORMATION

Record Date, Quorum and Method of Tabulation. Shareholders of record of each Portfolio at the close of business on September 23, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof. The holders of a majority of the voting power of the shares of (i) the Trust, and (ii) each Portfolio outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Trust or that Portfolio, respectively. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies are the sole stockholders of the Portfolios, their presence at the Meeting in person or by proxy, will meet the quorum requirement for the Trust or Portfolio.

Contract owners are being asked to give their voting instructions on the proposals discussed in the Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Proxy Statement. Contract owners are eligible to provide voting instructions for use at the Meeting if, at the close of business on September 23, 2011, they owned a variable contract and some or all of the value of the variable contract was allocated for investment in the applicable Portfolio. The Companies, which are the record shareholders of each Portfolio, will vote the Portfolio’s shares attributable to a contract owner’s variable contract in accordance with the voting instructions a contract owner provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposals described in this Proxy Statement. The Companies will vote the shares attributable to variable contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the separate accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote a Portfolio’s shares attributable to variable contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of contract owners may determine the outcome of the vote.

With respect to MFS Blended Research Growth Portfolio and MFS Blended Research Value Portfolio, MFS is the sole shareholder of each Portfolio and will vote FOR Items 1, 2 and 3 with respect to each of these Portfolios. With respect to MFS Value Portfolio, MFS is a shareholder of the Portfolio and will vote FOR Items 1, 2 and 3 with respect to the Portfolio.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposals.

Solicitation of Proxies. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card or voting instruction form on or about October 17, 2011. In addition to soliciting proxies and voting instructions by mail, the Trustees and employees of Sun Life Assurance Company of Canada (U.S.) and its affiliates may solicit voting instructions in person or by telephone. In addition, the Trust has retained D.F. King to aid in the solicitation of proxies and voting instructions. MFS has agreed to pay D.F. King’s fee plus reasonable out-of-pocket expenses for proxy solicitation services. MFS will reimburse the record holders of the shares for their expenses incurred in sending proxy materials to and obtaining or soliciting voting instructions from contract owners.

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or in the case of contract owners, by providing voting instructions to the Companies at the Meeting.

Submission of Proposals. The Trust is a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Any shareholder who wishes to submit a proposal to be considered by the Trust or a Portfolio at the next meeting of shareholders should send the proposal to the MFS Variable Insurance Trust II (or the name of the applicable Portfolio, c/o Mark N. Polebaum, Secretary, at 500 Boylston Street, Boston, Massachusetts, 02116 so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxies that direct them to abstain from voting on the proposal. MFS pays the costs of any additional solicitation and of any adjourned session.

Additional Information

The Meeting of shareholders of each Portfolio is called to be held at the same time as the Meetings of shareholders of each of the other Portfolios. It is anticipated that all Meetings will be held simultaneously.

If any shareholder at the Meeting objects to the holding of a simultaneous Meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment.

The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne entirely by MFS.

If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact D.F. King & Co., Inc., at (800) 628-8510. A copy of this proxy statement is also available at www.MFS.com.

A copy of the Trust’s most recent annual report and semi-annual report may be obtained without charge at www.insurancefunds.mfs.com or by contacting the insurance or annuity company through which you purchased your variable contract (if you are a contract owner) or by telephoning toll-free (800) 225-2606.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

October 17, 2011	MFS® BLENDED RESEARCH CORE EQUITY PORTFOLIO
MFS® BLENDED RESEARCH GROWTH PORTFOLIO
MFS® BLENDED RESEARCH VALUE PORTFOLIO
MFS® BOND PORTFOLIO
MFS® CORE EQUITY PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO
MFS® GROWTH PORTFOLIO
MFS® HIGH YIELD PORTFOLIO
MFS® INTERNATIONAL GROWTH PORTFOLIO
MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® MID CAP GROWTH PORTFOLIO
MFS® MONEY MARKET PORTFOLIO
MFS® NEW DISCOVERY PORTFOLIO
MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® STRATEGIC INCOME PORTFOLIO
MFS® TECHNOLOGY PORTFOLIO
MFS® TOTAL RETURN PORTFOLIO
MFS® UTILITIES PORTFOLIO
MFS® VALUE PORTFOLIO

Schedule A

Independent Registered Public Accounting Firm Fees

The tables below set forth the audit fees billed to each Portfolio as well as fees for non-audit services provided to the Portfolio and/or to MFS and MFS Related Entities of each Portfolio.

For each Portfolio’s last two fiscal years, fees billed by each Portfolio’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP (“Deloitte”), for services provided directly to each Portfolio:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	39,056	40,270
MFS Blended Research Growth Portfolio	37,152	38,403
MFS Blended Research Value Portfolio	37,152	38,403
MFS Bond Portfolio	53,979	52,937
MFS Core Equity Portfolio	40,564	39,785
MFS Emerging Markets Equity Portfolio	41,149	42,322
MFS Global Governments Portfolio	51,868	50,867
MFS Global Growth Portfolio	50,221	51,216
MFS Global Research Portfolio	39,754	40,954
MFS Global Tactical Allocation Portfolio	50,221	51,216
MFS Government Securities Portfolio	44,193	43,343
MFS Growth Portfolio	39,309	38,554
MFS High Yield Portfolio	57,092	55,989
MFS International Growth Portfolio	41,149	42,322
MFS International Value Portfolio	41,847	43,006
MFS Massachusetts Investors Growth Stock Portfolio	40,564	39,785
MFS Mid Cap Growth Portfolio	38,611	37,870
MFS Money Market Portfolio	23,958	23,504
MFS New Discovery Portfolio	38,611	37,870
MFS Research International Portfolio	39,056	40,270
MFS Strategic Income Portfolio	56,855	55,756
MFS Technology Portfolio	39,056	40,270
MFS Total Return Portfolio	51,868	50,867
MFS Utilities Portfolio	38,611	37,870
MFS Value Portfolio	38,611	37,870
Total	1,070,507	1,071,519

Aggregate fees billed by Deloitte, for each Portfolio’s two most recent fiscal years, for non-audit services rendered to each Portfolio and MFS and MFS Related Entities:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Blended Research Growth Portfolio	0	0	5,051	4,952	1,376	1,166
To MFS Blended Research Value Portfolio	0	0	5,051	4,952	1,376	1,166
To MFS Bond Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Core Equity Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Emerging Markets Equity Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Governments Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Research Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Global Tactical Allocation Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Government Securities Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS High Yield Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS International Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS International Value Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Mid Cap Growth Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Money Market Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS New Discovery Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Research International Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Strategic Income Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Technology Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Total Return Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Utilities Portfolio	0	0	4,362	4,276	1,376	1,166
To MFS Value Portfolio	0	0	4,362	4,276	1,376	1,166
Total fees billed by Deloitte To above Funds:	0	0	110,428	108,252	34,400	29,150

To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Research Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Global Tactical Allocation Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174

To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174
To MFS and MFS Related Entities of MFS Value Portfolio*	1,241,490	1,061,841	0	0	60,000	59,174

Aggregate fees for non-audit services:

	2010	2009
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Blended Research Growth Portfolio, MFS and MFS Related Entities#	1,782,813	1,225,258
To MFS Blended Research Value Portfolio, MFS and MFS Related Entities#	1,782,813	1,225,258
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,782,124	1,224,582

To MFS Global Research Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Global Tactical Allocation Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Growth Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS High Yield Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,582
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,581
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,581
To MFS Value Portfolio, MFS and MFS Related Entities#	1,782,124	1,224,581

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Schedule B

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of September 20, 2011. All holdings are beneficially owned unless otherwise indicated.

[Table]

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Appendix 1

Compass Board

COMPLIANCE AND GOVERNANCE COMMITTEE CHARTER

Adopted February 24, 2005

Revised February 2008 (Trust Name Change)

The Board of Trustees (“Trustees”) of the MFS Variable Insurance Trust II (“Trust”) and the Board of Managers (“Managers”)(Trustees and Managers collectively referred to as “Trustee(s)”) of the various Compass Variable Accounts (“Accounts”) (the Trust and the Accounts each a “Fund” or collectively the “Funds”)(collectively the “Board” or the “Compass Board”) has adopted this Charter to govern the activities of the Compliance and Governance Committee (the “Committee”) of the particular Board. This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is generally responsible for oversight of regulatory and fiduciary compliance matters involving each series of a Trust and each Account, as well as Fund-related activities of the Funds’ investment adviser and administrator, Massachusetts Financial Services Company (“MFS”), and the principal underwriter and transfer agent of the Funds (together, “Applicable Fund Service Providers”). While the intention is that the Committee will have broad oversight of all areas of Fund compliance, it is expected that principal oversight responsibilities for certain specific areas of compliance (e.g., audit, operations) will be assumed by other committees of the Board or the full Board.

In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board, which may be based on developments in the mutual fund industry and practices used by other comparable fund complexes.

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members.

Committee Membership and Operations

The Committee shall be comprised of as many Board members as the Board shall determine, provided that all members of the Committee shall be Board members who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”).

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will ordinarily meet at least four times per year, in connection with regularly scheduled Board meetings, and otherwise as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. A Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee’s activities and actions and any significant issues considered by the Committee.

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Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

Compliance

1.	To provide oversight with respect to regulatory and fiduciary compliance matters involving the Trusts and the Funds, as well as Fund-related activities of MFS and other Applicable Fund Service Providers. Principal areas of compliance to be overseen by the Committee include: (i) federal securities laws governing the Funds and Applicable Fund Service Providers, (ii) potential conflicts of interest involving MFS and other affiliated persons, (iii) the Code of Ethics applicable to the Funds and MFS, (iv) Fund disclosure documents, including prospectuses, proxies and shareholder reports, (v) MFS’s fiduciary duties to Fund shareholders and (vi) other compliance areas identified by the Board from time to time as appropriately falling principally within the scope of the Committee’s functions.

2.	To recommend to the Board the allocation of compliance responsibilities among the committees of the Board, and to keep apprised of and coordinate with the full Board and other committees with respect to specific areas of compliance for which the Committee does not have principal oversight responsibility, including (i) fund advisory and related fee arrangements, (ii) Fund sales and distribution arrangements, (iii) processing of transactions in Fund shares, (iv) Fund portfolio trading and brokerage, (v) Fund audit-related matters, and (vi) valuation of Fund portfolio securities and pricing of Fund shares.

3.	To review and make recommendations to the Board regarding the scope and contents of the Funds’ compliance policies and procedures adopted by the Board in accordance with applicable law, as well as compliance policies and procedures of MFS and other Applicable Fund Service Providers required to be approved by the Board (together, “Compliance Policies and Procedures”).

4.	To periodically (at least annually) review and assess the implementation and administration of the Compliance Policies and Procedures and to report to the Board regarding these matters, including any recommendations for changes to the Policies and Procedures or the means by which they are administered.

5.	To advise the Board regarding the retention, compensation and evaluation of the Trusts’ Independent Chief Compliance Officer (the “ICCO”). The ICCO will report directly to the Committee and, in consultation with the Board, the Committee shall be primarily responsible for defining the responsibilities and overseeing the activities of the ICCO on behalf of the Funds, and for serving as principal liaison between the ICCO and the Board for reporting and related purposes.

6.	To receive reports from and serve as principal liaison between the Board and compliance officers and related personnel of MFS and other Applicable Fund Service Providers.

Governance

1.	To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof.

2.	To make recommendations to the Board from time to time as to the establishment of any new committees of the Board or changes in the powers, duties or composition of any existing committee.

3.	To make recommendations to the Board regarding Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

General

1.	To make such other reports and recommendations to the Board within the scope of the Committee’s functions.

2.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Performance Evaluation

The Committee shall produce and provide to the Board orally or in writing an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

1-2

Delegation to Subcommittees

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. Subject to the ultimate authority of the Board, the Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities.

1-3

Appendix 2

Board Review of Investment Advisory Agreement

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the new investment advisory agreement (the “New Agreement”) between Massachusetts Financial Services Company (“MFS”) and MFS Variable Insurance Trust II (the “Trust”) on behalf of each Portfolio and, beginning on the second anniversary of the initial effective date of the New Agreement, annually approve the continuation of the New Agreement. The Trustees have considered matters bearing on the Portfolios and the current advisory arrangement at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met in person in July 2011 to consider the initial approval of the New Agreement, and to recommend that shareholders approve the New Agreement. The independent Trustees were assisted in their evaluation of the New Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Portfolio’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the New Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The New Agreement was considered separately for each Portfolio, although the Trustees also took into account the common interests of all Portfolios in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the New Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (ii) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” would be observed for each Portfolio under the New Agreement, and (iii) a comparison and summary of the differences in the provisions in the New Agreement compared to those in each of the current investment advisory agreements for the Portfolios. In addition, in connection with the independent Trustees’ meetings in May and July, 2011 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the current investment advisory agreements for the Portfolios of the Trust, the independent Trustees received: (1) information provided by Lipper Inc. (“Lipper”) on the investment performance of each Portfolio for various time periods ended December 31, 2010, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (2) information provided by Lipper on each Portfolio’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (3) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Portfolio, (4) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (5) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (6) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Portfolio. The comparative performance, fee and expense information prepared and provided by Lipper was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the New Agreement was based on comprehensive consideration of all information provided to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for each Portfolio, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another individual Trustee. The Trustees recognized that the fee arrangements for each Portfolio could reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Because the portfolio management team managing a Portfolio’s investments under the current investment advisory agreement will remain the same under the New Agreement for each Portfolio, the Trustees compared each Portfolio’s total return investment performance to the performance of its Lipper performance universe over various time periods, based on information provided by Lipper. The Trustees placed particular emphasis on the total return performance of the Portfolios’ Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods ended December 31, 2010. The Trustees did not rely on performance results for more recent periods.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Portfolios whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Portfolios’ performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the New Agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

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In assessing the reasonableness of each Portfolio’s advisory fee, the Trustees considered, among other information, the Portfolio’s advisory fee and the total expense ratio of the Portfolio’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Portfolios, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Portfolios are subject, compared to institutional accounts.

The Trustees also considered whether a Portfolio is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to each Portfolio and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to each Portfolio and other accounts and products for purposes of estimating profitability.

The Trustees noted that there would be no increase to the net advisory fee arrangement for any Portfolio under the New Agreement when compared to each Portfolio’s current investment advisory agreement. After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Portfolios under the New Agreement represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Portfolios. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Trust by MFS and its affiliates under agreements and plans other than the New Agreement, including the 12b-1 fees the Portfolios pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Portfolios’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Portfolios were satisfactory. The Trustees also considered the benefits to MFS from the use of the Portfolios’ portfolio brokerage commissions to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the New Agreement should be approved for an initial two-year period, commencing upon its effective date, as set forth in the New Agreement.

Blended Research Core Equity Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. They noted that the Portfolio’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Portfolio at this time.

Blended Research Growth Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 2nd quintile for the three-year period ended December 31, 2010,

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relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. They noted that the Portfolio’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Portfolio had not garnered sufficient assets to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

Blended Research Value Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 2nd quintile for the three-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. They noted that the Portfolio’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the Portfolio had not garnered sufficient assets to achieve economies of scale and that the fees were reasonable in light of the nature and quality of services provided by MFS.

Bond Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Core Equity Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 2nd quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. In addition, the Trustees accepted MFS’ offer to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Emerging Markets Equity Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

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In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $500 million on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Global Governments Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Global Growth Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Global Research Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and the total expense ratio was below the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Global Tactical Allocation Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

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In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Government Securities Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 2nd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to implement an expense limitation for the Portfolio subject to contract owner approval and the completion of the acquisition by the Portfolio of the Government Securities Variable Account. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Growth Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

High Yield Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the reduced fees were reasonable in light of the nature and quality of services provided.

International Growth Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe

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a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

International Value Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services historically provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Massachusetts Investors Growth Stock Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 1st quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Mid Cap Growth Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 5th quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. In addition, the Trustees accepted MFS’ offer to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Money Market Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 4th quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each below the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce

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the advisory fee on average daily net assets over $500 million on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

New Discovery Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio, and to continue to reduce the advisory fee for the Portfolio on average daily net assets over $2.5 billion, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Research International Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 2nd quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion and over $2 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Strategic Income Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 3rd quintile for the three-year and five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to observe a lower advisory fee and to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis. The Trustees further concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Technology Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

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In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Total Return Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 4th quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect the existing advisory fee reduction on average daily net assets over $300 million and MFS’ agreement to further reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoints were sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Utilities Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

Value Portfolio

The Trustees noted the performance of the Portfolio’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper performance universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Portfolio was in the 3rd quintile for the three-year period and in the 1st quintile for the five-year period ended December 31, 2010, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Portfolio’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Portfolio’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Portfolio. The Trustees further noted that the New Agreement would reflect MFS’ agreement to reduce the advisory fee on average daily net assets over $1 billion on a permanent basis, and concluded that the breakpoint was sufficient to allow the Portfolio to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

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Appendix 3

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [                ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

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(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

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Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

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Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

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MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 4

MFS Blended Research Core Equity Portfolio and

MFS Government Securities Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [                ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested , subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to

4-1

serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

4-2

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

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Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Emerging Markets Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Governments Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Government Securities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to

$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

4-7

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 5

MFS Bond Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [                ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to

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serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

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(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

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Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 6

MFS Core Equity Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

6-1

portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

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controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.75% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion

and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets
annually up to $300 million;

0.675% of the Fund’s average daily net assets
annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets
annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 7

MFS Emerging Markets Equity Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

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controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

7-5

Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

7-6

Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.75% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

7-7

MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion

and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

7-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets
annually up to $300 million;

0.675% of the Fund’s average daily net assets
annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets
annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

7-9

Appendix 8

MFS Global Governments Portfolio and

MFS Total Return Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its

8-1

organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

8-2

to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of

8-3

1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

8-4

Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

8-5

Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.75% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

8-6

MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

8-7

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets
annually up to $1 billion;

0.80% of the Fund’s average daily net assets
annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets
annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets
annually up to $300 million;

0.675% of the Fund’s average daily net assets
annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets
annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

8-8

Appendix 9

MFS Global Growth Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

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controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 10

MFS Global Research Portfolio and

MFS Global Tactical Allocation Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its

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organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

10-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

10-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 11

MFS Growth Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

11-1

portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

11-2

to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

11-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 12

MFS High Yield Portfolio and

MFS Money Market Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

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Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

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(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the

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respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 13

MFS International Growth Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its

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organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

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controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate

MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 14

MFS International Value Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth ;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and

14-3

regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio
MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

14-8

Appendix 15

MFS Massachusetts Investors Growth Stock Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

15-1

portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

15-2

to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

15-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

15-4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

15-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 16

MFS Mid Cap Growth Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

b 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

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controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 17

MFS New Discovery Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

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controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in
Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 18

MFS Research International Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

18-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II,
on behalf of its series set forth in
Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

18-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

18-9

Appendix 19

MFS Strategic Income Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

19-1

portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

19-2

to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

19-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

19-4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II,
on behalf of its series set forth in
Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

19-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

19-9

Appendix 20

MFS Technology Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to

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serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

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(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

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Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 21

MFS Utilities Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [            ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

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portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

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to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such

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court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

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MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

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MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

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Appendix 22

MFS Value Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [                ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the

22-1

portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

22-2

to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

22-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

22-7

MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

22-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

22-9

Appendix 23

MFS Blended Research Growth Portfolio and

MFS Blended Research Value Portfolio

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT, dated this [            ] day of [                ], 2012, by and between MFS VARIABLE INSURANCE TRUST II, a Massachusetts business trust (the “Trust”), on behalf of its series of shares (each a “Fund”) listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Adviser”).

WITNESSETH:

WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

WHEREAS, the Adviser is willing to provide services to each Fund on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Article 1. Duties of the Adviser. (a) The Adviser shall provide each Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust’s Amended and Restated Declaration of Trust, dated August 12, 2003, and By-Laws, each as amended from time to time (respectively, the “Declaration” and the “By-Laws”), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to a Fund’s then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund’s portfolio securities in accordance with the Adviser’s policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

(b) The Adviser shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for each Fund’s account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of each Fund to give instructions to the Custodian of each Fund as to the deliveries of securities or other instruments and payments of cash for the account of each Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.

(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.

Article 2. Allocation of Charges and Expenses. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each Fund and maintaining its

23-1

organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

(b) It is understood that the Trust and each Fund will pay all of their own expenses incurred in their operations and the offering of a Fund’s shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund, including, without limitation: compensation of Trustees “not affiliated” with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust’s Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of a Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

Article 4. Additional Services. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

Article 5. Covenants of the Adviser. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust’s distributor, if any, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of a Fund except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of a Fund relative to the Adviser and its directors and officers.

Article 6. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this Article 6, the term “Adviser” shall include directors, officers and employees of the Adviser as well as that corporation itself.

Article 7. Activities of the Adviser. (a) The Trust acknowledges that the services of the Adviser to a Fund are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser

23-2

to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.

(c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in a Fund as a shareholder or otherwise.

Article 8. MFS Name. The Trust acknowledges that the names “Massachusetts Financial Services,” “MFS” or any derivatives thereof or logos associated with those names (collectively, the “MFS Marks”) are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action “promptly” if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser’s request, as the case may be.

Article 9. Duration, Termination and Amendment of this Agreement. (a) This Agreement shall become effective with respect to the Trust on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund’s Effective Date as set forth in Appendix A, on which date it will terminate for that Fund unless its continuance is “specifically approved at least annually” (i) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by “vote of a majority of the outstanding voting securities” of the applicable Fund.

(b) This Agreement may be terminated as to the Trust or as to any Fund at any time without the payment of any penalty by the Trustees or by “vote of a majority of the outstanding voting securities” of the applicable Fund, or by the Adviser, in each case on not more than sixty days’ nor less than thirty days’ written notice to the other party. This Agreement shall automatically terminate in the event of its “assignment”.

(c) This Agreement may be amended with respect to a Fund only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by “vote of a majority of the outstanding voting securities” of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).

(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by “vote of a majority of the outstanding voting securities” of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Article 10. Scope of Trust’s Obligations. A copy of the Trust’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust’s Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.

Article 11. Definitions and Interpretations. The terms “specifically approved at least annually,” “vote of a majority of the outstanding voting securities,” “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the “Federal Securities Acts”) shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any

23-3

controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

Article 12. Record Keeping. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

Article 13. Miscellaneous. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of a Fund, individually, but bind only the trust estate.

MFS VARIABLE INSURANCE TRUST II, on behalf of its series set forth in Appendix A attached hereto

By:
Name:	Susan S. Newton
Title:	Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:
Name:	Robert Manning
Title:	Chief Executive Officer

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Appendix A

Effective [    ], 2012

Fund
MFS Blended Research Core Equity Portfolio
MFS Blended Research Growth Portfolio
MFS Blended Research Value Portfolio
MFS Bond Portfolio
MFS Core Equity Portfolio
MFS Emerging Markets Equity Portfolio
MFS Global Governments Portfolio
MFS Global Growth Portfolio
MFS Global Research Portfolio
MFS Global Tactical Allocation Portfolio
MFS Government Securities Portfolio
MFS Growth Portfolio MFS High Yield Portfolio
MFS International Growth Portfolio
MFS International Value Portfolio
MFS Massachusetts Investors Growth Stock Portfolio
MFS Mid Cap Growth Portfolio
MFS Money Market Portfolio
MFS New Discovery Portfolio
MFS Research International Portfolio
MFS Strategic Income Portfolio
MFS Technology Portfolio
MFS Total Return Portfolio
MFS Utilities Portfolio
MFS Value Portfolio

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Appendix B

Compensation to the Adviser

The investment advisory fee payable by each Fund shall be computed and paid monthly at the annual rate equal to that Fund’s average daily net assets for its then current fiscal year noted below:

Fund	Rate
MFS Blended Research Core Equity Portfolio	0.55% of the Fund’s average daily net assets annually

MFS Blended Research Growth Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Blended Research Value Portfolio	0.60% of the Fund’s average daily net assets annually

MFS Bond Portfolio	0.60% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Core Equity Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Emerging Markets Equity Portfolio	1.05% of the Fund’s average daily net assets annually up to $500 million; 1.00% of the Fund’s average daily net assets annually in excess of $500 million

MFS Global Governments Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Global Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.75% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.65% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Global Research Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

23-7

MFS Global Tactical Allocation Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Government Securities Portfolio	0.55% of the Fund’s average daily net assets annually up to $1 billion; 0.50% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS High Yield Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS International Growth Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS International Value Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Massachusetts Investors Growth Stock Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Mid Cap Growth Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Money Market Portfolio	0.50% of the Fund’s average daily net assets annually up to $500 million; 0.45% of the Fund’s average daily net assets annually in excess of $500 million

MFS New Discovery Portfolio	0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion

23-8

MFS Research International Portfolio

0.90% of the Fund’s average daily net assets annually up to
$1 billion;

0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion;

0.70% of the Fund’s average daily net assets annually in excess of $2 billion

MFS Strategic Income Portfolio	0.70% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Technology Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.70% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Total Return Portfolio

0.75% of the Fund’s average daily net assets annually up to $300 million;

0.675% of the Fund’s average daily net assets annually in excess of $300 million and up to $1 billion;

0.60% of the Fund’s average daily net assets annually in excess of $1 billion

MFS Utilities Portfolio	0.75% of the Fund’s average daily net assets annually up to $300 million; 0.675% of the Fund’s average daily net assets annually in excess of $300 million

MFS Value Portfolio	0.75% of the Fund’s average daily net assets annually up to $1 billion; 0.65% of the Fund’s average daily net assets annually in excess of $1 billion

23-9

Appendix 24

FEE RATES PAYABLE UNDER THE CURRENT AGREEMENTS

Fund	Contractual Fee
MFS Blended Research Core Equity Portfolio	0.55%

MFS Blended Research Growth Portfolio	0.60%

MFS Blended Research Value Portfolio	0.60%

MFS Bond Portfolio	0.60%

MFS Core Equity Portfolio	0.75%

MFS Emerging Markets Equity Portfolio	1.25%

MFS Global Governments Portfolio	0.75% up to $300 million 0.675% in excess of $300 million

MFS Global Growth Portfolio	0.90%

MFS Global Research Portfolio	0.75% up to $300 million 0.675% in excess of $300 million

MFS Global Tactical Allocation Portfolio	0.75% up to $300 million 0.675% in excess of $300 million

MFS Government Securities Portfolio	0.55%

MFS Growth Portfolio	0.75% up to $300 million 0.675% in excess of $300 million

MFS High Yield Portfolio	0.75%

MFS International Growth Portfolio	0.975% up to $500 million 0.925% in excess of $500 million

MFS International Value Portfolio	0.975% up to $500 million 0.925% in excess of $500 million

24-1

Fund	Contractual Fee
MFS Massachusetts Investors Growth Stock Portfolio	0.75%

MFS Mid Cap Growth Portfolio	0.75%

MFS Money Market Portfolio	0.50%

MFS New Discovery Portfolio	0.90%

MFS Research International Portfolio	1.00%

MFS Strategic Income Portfolio	0.75%

MFS Technology Portfolio	0.75%

MFS Total Return Portfolio	0.75% up to $300 million 0.675% in excess of $300 million

MFS Utilities Portfolio	0.75% up to $300 million 0.675% in excess of $300 million

MFS Value Portfolio	0.75%

24-2

Appendix 25

Amounts Paid by Each Portfolio to MFS and Affiliates

The following table indicates amounts each Portfolio paid to MFS or its affiliates for advisory services, administrative services, and transfer agency services and the amount of Distribution and/or Service Fees incurred under the Trust’s Distribution Plan during each Portfolio’s last fiscal year ended December 31, 2010. These services will continue to be provided after the New Agreement is approved.

Portfolio	Amount Paid to MFS for Advisory Services After Waivers	Amount of Distribution and/or Service Fees Incurred(1)	Amount Paid to MFSC for Transfer Agency Services(2)	Amount Paid to MFS for General Administrative Services
MFS Blended Research Core Equity Portfolio	$2,955,905	$467,119	$62,108	$188,260
MFS Blended Research Growth Portfolio	$26,359	$5,481	$509	$10,000
MFS Blended Research Value Portfolio	$24,910	$5,178	$481	$10,000
MFS Bond Portfolio	$1,317,132	$307,930	$0	$78,590
MFS Core Equity Portfolio	$1,046,839	$83,459	$0	$51,186
MFS Emerging Markets Equity Portfolio	$1,152,701	$72,962	$12,641	$40,901
MFS Global Governments Portfolio	$255,563	$7,983	$0	$14,848
MFS Global Growth Portfolio	$660,638	$10,957	$8,486	$28,413
MFS Global Research Portfolio	$1,172,835	$42,303	$18,054	$57,003
MFS Global Tactical Allocation Portfolio	$1,908,715	$419,613	$28,802	$90,093
MFS Government Securities Portfolio	$3,682,729	$1,069,815	$0	$233,497
MFS Growth Portfolio	$1,211,042	$33,040	$0	$58,744
MFS High Yield Portfolio	$1,548,278	$254,995	$0	$79,245

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Portfolio	Amount Paid to MFS for Advisory Services After Waivers	Amount of Distribution and/or Service Fees Incurred(1)	Amount Paid to MFSC for Transfer Agency Services(2)	Amount Paid to MFS for General Administrative Services
MFS International Growth Portfolio	$2,128,879	$68,993	$27,298	$84,515
MFS International Value Portfolio	$2,881,494	$641,013	$36,847	$113,294
MFS Massachusetts Investors Growth Stock Portfolio	$3,676,840	$181,148	$0	$172,001
MFS Mid Cap Growth Portfolio	$273,616	$38,009	$0	$15,681
MFS Money Market Portfolio	$729,718	$0	$0	$129,692
MFS New Discovery Portfolio	$1,684,893	$269,728	$0	$67,600
MFS Research International Portfolio	$1,986,833	$299,035	$25,594	$79,127
MFS Strategic Income Portfolio	$369,656	$28,741	$0	$21,286
MFS Technology Portfolio	$128,007	$6,457	$1,962	$10,020
MFS Total Return Portfolio	$9,490,937	$2,099,930	$0	$491,672
MFS Utilities Portfolio	$2,274,406	$294,357	$0	$107,803
MFS Value Portfolio	$4,006,952	$562,554	$0	$186,961

(1)	The Portfolios have not adopted a Distribution Plan with respect to Initial Class shares.
(2)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services.

25-2

Appendix 26

Comparable Funds for which MFS or an MFS Subsidiary Serves as Investment Adviser

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
MFS Blended Research Core Equity Portfolio	0.55%	MFS Blended Research Core Equity Fund	0.60%	50.8

MFS Blended Research Growth Portfolio	0.60%	—	—	—

MFS Blended Research Value Portfolio	0.60%	—	—	—

MFS Bond Portfolio	0.60%	MFS Bond Fund	0.39% up to $1.1 billion 0.38% in excess of $1.1 billion	1,451.0

MFS Core Equity Portfolio	0.75%	MFS Core Equity Series	0.75% up to $1 billion 0.65% in excess of $1 billion	67.1

		MFS Core Equity Fund	0.65% up to $500 million 0.55% in excess of $500 million	876.7

MFS Emerging Markets Equity Portfolio	1.25%	MFS Emerging Markets Equity Fund	1.05% up to $500 million 1.00% in excess of $500 million	764.3

		Sub-Advised Portfolio 1	0.80% up to $250 million 0.70% in excess of $250 million up to $500 million 0.60% in excess of $500 million up to $1 billion 0.50% in excess of $1 billion	1,136.7

26-1

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		Sub-Advised Portfolio 2	0.80% up to $250 million 0.75% in excess of $250 million up to $500 million 0.65% in excess of $500 million up to $1 billion 0.50% in excess of $1 billion	135.9

MFS Global Governments Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	Global Governments Variable Account	0.75% up to $300 million 0.675% in excess of $300 million	6.1

MFS Global Growth Portfolio	0.90%	MFS Global Growth Fund	0.90% up to $1 billion 0.75% in excess of $1 billion up to $2 billion 0.65% in excess of $2 billion	230.9

MFS Global Research Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	—	—	—

MFS Global Tactical Allocation Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	—	—	—

MFS Government Securities Portfolio	0.55%	Government Securities Variable Account	0.55% up to $300 million 0.495% in excess of $300 million	52.8

		MFS Government Securities Fund	0.40%	1,774.7

26-2

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
MFS Growth Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	MFS Growth Series	0.75% up to $1 billion 0.65% in excess of $1 billion	547.9

		MFS Growth Fund*	0.75% up to $1 billion 0.65% in excess of $1 billion up to $2.5 billion 0.60% in excess of $2.5 billion	2,480.1

MFS High Yield Portfolio	0.75%	MFS High Income Series	0.70% up to $1 billion 0.65% in excess of $1 billion	340.5

MFS International Growth Portfolio	0.975% up to $500 million 0.925% in excess of $500 million	MFS International Growth Fund	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion	1,947.0

		Sub-Advised Portfolio 3	0.45% up to $500 million 0.40% in excess of $500 million up to $1 billion 0.375% in excess of $1 billion up to $2 billion 0.35% in excess of $2 billion	1,047.0

		Sub-Advised Portfolio 4	0.45% up to $400 million 0.40% in excess of $400 million up to $1 billion 0.35% in excess of $1 billion	298.9

MFS International Value Portfolio	0.975% up to $500 million 0.925% in excess of $500 million	MFS International Value Fund	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion	3,421.9

26-3

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		Sub-Advised Portfolio 5 - Diversified International Value Equity Composite	0.45% up to $100 million 0.40% in excess of $100 million up to $350 million 0.35% in excess of $350 million up to $700 million 0.30% in excess of $700 million	639.1

		Sub-Advised Portfolio 6	0.40%	247.7

		Sub-Advised Portfolio 7	0.45% up to $100 million 0.38% in excess of $100 million up to $250 million 0.35% in excess of $250 million	341.1

MFS Massachusetts Investors Growth Stock Portfolio	0.75%	MFS Investors Growth Stock Series	0.75% up to $1 billion 0.65% in excess of $1 billion	355.6

		Massachusetts Investors Growth Stock Fund	0.33%	3,173.1

		Capital Appreciation Variable Account	0.75% up to $300 million 0.675% in excess of $300 million	129.7

MFS Mid Cap Growth Portfolio	0.75%	MFS Mid Cap Growth Series	0.75% up to $1 billion 0.70% in excess of $1 billion	149.3

		MFS Mid Cap Growth Fund*	0.75% up to $3 billion 0.70% in excess of $3 billion	963.0

MFS Money Market Portfolio	0.50%	MFS Cash Reserve Fund	0.40%	439.6

26-4

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		MFS Government Money Market Fund	0.40% up to $1 billion 0.35% in excess of $1 billion	16.7

		MFS Money Market Fund	0.40% up to $1 billion 0.35% in excess of $1 billion	412.3

		Money Market Variable Account*	0.50%	26.7

MFS New Discovery Portfolio	0.90%	MFS New Discovery Series	0.90% up to $1 billion 0.80% in excess of $1 billion	887.3

		MFS New Discovery Fund*	0.90%	1,445.8

MFS Research International Portfolio	1.00%	MFS Research International Series	0.90%	166.7

		MFS Research International Fund	0.90% up to $1 billion 0.80% in excess of $1 billion up to $2 billion 0.70% in excess of $2 billion	4,845.5

		Sub-Advised Portfolio 5 – International Research Equity Composite	0.45% up to $250 million 0.40% in excess of $250 million up to $1 billion 0.35% in excess of $1 billion	776.9

26-5

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		Sub-Advised Portfolio 8	0.55% up to $200 million 0.50% in excess of $200 million up to $500 million 0.45% bps in excess of $500 million up to $1 billion 0.40% in excess of $1 billion up to $1.5 billion 0.30% in excess of $1.5 billion	2,863.0

		Sub-Advised Portfolio 9	0.45%	136.9

		Sub-Advised Portfolio 10	0.55% up to $250 million 0.50% in excess of $250 million up to $500 million 0.45% in excess of $500 million up to $1 billion 0.40% in excess of $1 billion	78.1

MFS Strategic Income Portfolio	0.75%	MFS Strategic Income Series	0.70% up to $1 billion 0.65% in excess of $1 billion	32.9

		MFS Strategic Income Fund*	0.65%	296.5

MFS Technology Portfolio	0.75%	MFS Technology Fund	0.75% up to $1 billion 0.70% in excess of $1 billion	182.3

MFS Total Return Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	MFS Total Return Series*	0.75% up to $3 billion 0.65% in excess of $3 billion up to $5 billion 0.50% in excess of $5 billion	2,702.6

		MFS Total Return Fund	0.35% up to $6.3 billion 0.34% in excess of $6.3 billion	6,558.7

26-6

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		Total Return Variable Account	0.75% up to $300 million 0.675% in excess of $300 million	96.7

		Sub-Advised Portfolio 11	0.35% up to $500 million 0.30% in excess of $500 million up to $1.5 billion 0.25% in excess of $1.5 billion	974.4

		Sub-Advised Portfolio 12	0.375%	724.5

		Sub-Advised Portfolio 13	0.35% up to $250 million 0.30% in excess of $250 million up to $1.25 billion 0.25% in excess of $1.25 billion up to $1.5 billion 0.20% in excess of $1.5 billion	1,167.2

MFS Utilities Portfolio	0.75% up to $300 million 0.675% in excess of $300 million	MFS Utilities Fund*	0.60% up to $3 billion 0.55% in excess $3 billion	3,935.9

		Sub-Advised Portfolio 14	0.35% up to $500 million 0.30% in excess of $500 million up to $1.5 billion 0.25% in excess of $1.5 billion	585.1

		Sub-Advised Portfolio 15	0.375% up to $600 million 0.35% in excess of $600 million up to $900 million 0.325% in excess of $900 million up to $1.5 billion 0.25% in excess of $1.5 billion	203.9

26-7

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		Sub-Advised Portfolio 16	0.375% up to $250 million 0.325% in excess of $250 million up to $750 million 0.30% in excess of $750 million up to $1.5 billion 0.25% in excess of $1.5 billion	43.8

MFS Value Portfolio	0.75%	MFS Value Series*	0.75% up to $1 billion 0.65% in excess of $1 billion	1,197.3

		MFS Value Fund*	0.60% up to $7.5 billion 0.53% in excess of $7.5 billion up to $10 billion 0.50% in excess of $10 billion	17,590.9

		Sub-Advised Portfolio 17	0.40% up to $125 million 0.30% in excess of $125 million	25.0

		Sub-Advised Portfolio 18	0.35% up to $100 million 0.30% in excess of $100 million up to $500 million 0.275% in excess of $500 million up to $1.5 billion 0.20% in excess of $1.5 billion	909.0

		Sub-Advised Portfolio 19	0.40% up to $300 million 0.375% in excess of $300 million up to $600 million 0.35% in excess of $600 million	226.4

		Sub-Advised Portfolio 20	0.20% up to $750 million 0.175% in excess of $750 million up to $1.5 billion 0.15% in excess of $1.5 billion	451.8

26-8

MFS Variable Insurance Trust II Portfolio(s)	Portfolio Contractual Fee	Comparable Fund(s)	Comparable Fund Contractual Management Fee	Comparable Fund Assets Under Management by MFS or an MFS Subsidiary as of June 30, 2011 (Million $)
		Sub-Advised Portfolio 21	0.375% up to $250 million 0.35% in excess of $250 million up to $500 million 0.30% in excess of $500 million up to $1.5 billion 0.25% in excess of $1.5 billion	769.9

		Sub-Advised Portfolio 22	0.45% up to $100 million 0.35% in excess of $100 million up to $250 million 0.325% in excess of $250 million	347.1

		Sub-Advised Portfolio 23	0.35% up to $100 million 0.30% in excess of $100 million up to $500 million 0.275% in excess of $500 million	1,730.9

		Sub-Advised Portfolio 24	0.35% up to $250 million 0.30% in excess of $250 million up to $1.25 billion 0.25% in excess of $1.25 billion up to $1.5 billion 0.20% in excess of $1.5 billion	2,556.9
*	MFS has waived, reduced or otherwise agreed to reduce its compensation.

26-9

Appendix 27

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the MFS Global Governments Portfolio. If the fees and expenses imposed by the investment vehicle through which an investment in the Portfolio is made were included (such as death and mortality charges under the variable life insurance contract or variable annuity contract through which you invest in the Portfolio), your expenses would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Service Class(1)	Pro Forma Service Class(2)	Initial Class(1)	Pro Forma Initial Class(2)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses	0.40%	0.40%	0.40%	0.40%

Total Annual Portfolio Operating Expenses	1.40%	1.40%	1.15%	1.15%
Fee Reductions and/or Expense Reimbursements	(0.15)%	(0.15)%	None	(0.15)%

Total Annual Portfolio Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%	1.25%	1.15%	1.00%

(1)	MFS has agreed in writing to bear the Portfolio’s expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, such that “Total Annual Portfolio Operating Expenses” do not exceed 1.25% of the Portfolio’s average daily net assets annually for Service Class shares of the Portfolio. This written agreement will continue until modified by a vote of the Portfolio’s shareholders. This expense limitation is expected to continue indefinitely.
(2)	Subject to approval of the New Agreement, effective on the date of the New Agreement MFS has agreed in writing to bear the Portfolio’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Total Annual Portfolio Operating Expenses” do not exceed 1.25% of the Portfolio’s average daily net assets annually for Service Class shares of the Portfolio, and 1.00% of the Portfolio’s average daily net assets annually for Initial Class shares of the Portfolio. This written agreement will continue until April 30, 2015.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. If the fees and expenses imposed by the investment vehicle through which an investment in the Portfolio is made were included (such as death and mortality charges under the variable life insurance contract or variable annuity contract through which you invest in the Portfolio), your expenses would be higher.

The example assumes that: you invest $10,000 in the Portfolio for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the Portfolio’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$127	$397	$686	$1,511
Pro Forma Service Class Shares	$127	$397	$711	$1,629
Initial Class Shares	$117	$365	$633	$1,398
Pro Forma Initial Class Shares	$102	$318	$577	$1,346

27-1

[____________]

Vote this instruction card TODAY! Your prompt response will save the expense of additional mailings
PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

	CALL:	To vote by phone call toll-free 1-800-628-8510 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/vitii and follow the on-screen instructions.
	MAIL:	Return the signed instruction card in the enclosed envelope.

THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE INSURANCE COMPANY

MFS® VARIABLE INSURANCE TRUST II

“PORTFOLIO NAME TO PRINT HERE”

“INSURANCE COMPANY NAME PRINTS HERE”

VOTING INSTRUCTIONS

The undersigned, an owner of or participant in an annuity or life insurance contract (the “Contract”) issued by the above referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the Portfolio noted above, which are attributable to the undersigned’s participation in the Contract at the Special Meeting of Shareholders to be held at 500 Boylston Street, 19th Floor, Boston, Massachusetts, on Thursday, December 1, 2011, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, as follows:

PLEASE SIGN, DATE, AND VOTE ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Dated

SHAREHOLDER SIGN HERE	(Please sign in the Box)

Please sign this instruction card exactly as your name or names appear hereon. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
M1103-INSTR-PXC 1.01

MFS® VARIABLE INSURANCE TRUST II

“PORTFOLIO NAME TO PRINT HERE”

Important Notice Regarding the Availability of Proxy Materials for the MFS® Variable Insurance Trust II

Special Meeting of Shareholders to Be Held on December 1, 2011.

The Proxy Statement for this meeting is available at www.MFS.com.

The shares attributable to the undersigned’s participation in the Contract will be voted as indicated. If this card is signed and dated but gives no voting instructions, the shares will be voted “for” Proposals 1, 2 and 3. The Insurance Company is instructed in its discretion to vote upon such other matters as may come before the meeting or any adjournment thereof.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ¢ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees
1.	Election of ten Trustees as members of the Board of Trustees of the Trust:			☐		☐
	(01) Robert E. Butler (02) Maureen R. Goldfarb (03) David H. Gunning (04) William R. Gutow	(05) Michael Hegarty (06) John P. Kavanaugh (07) Robert J. Manning (08) J. Dale Sherratt	(09) Laurie J. Thomsen (10) Robert W. Uek

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of the Portfolio, and MFS.			☐	☐	☐

3.	To approve restatements to certain fundamental investment restrictions of the Portfolio effective January 1, 2012.

	3(a) Borrowing;			☐	☐	☐

	3(b) Underwriting Securities;			☐	☐	☐

	3(c) Issuance of Senior Securities;			☐	☐	☐

	3(d) Lending of Money or Securities;			☐	☐	☐

	3(e) Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities;			☐	☐	☐

	3(f) Industry Concentration.			☐	☐	☐

4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

	PLEASE BE SURE TO SIGN AND DATE THIS CARD					M1103-PXC-1.01

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232

	CALL:	To vote by phone call toll-free 1-800-628-8510 and follow the recorded instructions.

	LOG-ON:	Vote on the internet at www.kingproxy.com/vitii and follow the on-screen instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MFS® VARIABLE INSURANCE TRUST II

“PORTFOLIO NAME TO PRINT HERE”

SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 1, 2011

The undersigned, revoking prior proxies, hereby appoints Susan S. Newton, Christopher R. Bohane, Susan A. Pereira, Timothy M. Fagan, and Brian E. Langenfeld (each, a “Holder”), and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of MFS Variable Insurance Trust II to be held at 500 Boylston Street, 19th Floor, Boston, Massachusetts, on Thursday, December 1, 2011, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted “for” Proposals 1, 2 and 3. The proxy will be voted in accordance with the Holder’s best judgment as to any other matters.

PLEASE SIGN, DATE, AND VOTE ON THE REVERSE SIDE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Dated

SHAREHOLDER SIGN HERE	(Please sign in the Box)

Please sign this proxy exactly as your name or names appear hereon. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
M1103-PXC 1.03

MFS® VARIABLE INSURANCE TRUST II

“PORTFOLIO NAME TO PRINT HERE”

Important Notice Regarding the Availability of Proxy Materials for the MFS® Variable Insurance Trust II

Special Meeting of Shareholders to Be Held on December 1, 2011.

The Proxy Statement for this meeting is available at www.MFS.com.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2 and 3.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ¢ PLEASE DO NOT USE FINE POINT PENS.			FOR all nominees listed (except as noted on the line at left)		WITHHOLD authority to vote for all nominees
1.	Election of ten Trustees as members of the Board of Trustees of the Trust:			☐		☐
	(01) Robert E. Butler (02) Maureen R. Goldfarb (03) David H. Gunning (04) William R. Gutow	(05) Michael Hegarty (06) John P. Kavanaugh (07) Robert J. Manning (08) J. Dale Sherratt	(09) Laurie J. Thomsen (10) Robert W. Uek

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement dated January 1, 2012, between the Trust, on behalf of the Portfolio, and MFS.			☐	☐	☐

3.	To approve restatements to certain fundamental investment restrictions of the Portfolio effective January 1, 2012.

	3(a) Borrowing;			☐	☐	☐

	3(b) Underwriting Securities;			☐	☐	☐

	3(c) Issuance of Senior Securities;			☐	☐	☐

	3(d) Lending of Money or Securities;			☐	☐	☐

	3(e) Purchases or Sales of Real Estate; Interests in Oil, Gas or Mineral Leases; and Commodities;			☐	☐	☐

	3(f) Industry Concentration.			☐	☐	☐

4.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

	PLEASE BE SURE TO SIGN AND DATE THIS CARD					M1103-PXC-1.04